UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

SMARTKEM, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

SMARTKEM, INC.
Manchester Technology Centre, Hexagon Tower.
Delaunays Road, Blackley
Manchester, M9 8GQ U.K.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on [•], 2026
To the Stockholders of SmartKem, Inc.
You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of SmartKem, Inc. (the “Company,” “SmartKem,” “we” or “our”) to be held on [•], 2026 at [•]a.m., Eastern Time. We are planning to hold the Annual Meeting virtually via the Internet at [•]. You will not be able to attend the Annual Meeting at a physical location. At the Annual Meeting, stockholders will act on the following matters:
1.
To elect two director nominees to serve as Class II directors for a three-year term expiring at the annual meeting of stockholders in 2029;

2.
To approve, on an advisory basis, the executive compensation program for the Company’s named executive officers, as described in this Proxy Statement;

3.
To approve, on an advisory basis, the frequency at which future stockholders advisory votes on executive compensation should occur;

4.
To ratify the appointment of CBIZ CPAS P.C. as our independent registered public accounting firm for the year ending December 31, 2026;

5.
To approve an amendment to our Amended and Restated Certificate of Incorporation, to increase the number of shares of Common Stock that the Company is authorized to issue from 300,000,000 to 5,000,000,000 shares (included as Appendix A to this Proxy Statement);

6.
To approve an amendment to our 2021 Equity Incentive Plan (the “Plan”) to increase the number of shares of Common Stock that the Company is authorized to issue pursuant to the Plan from 1,643,692 to 2,144,622 shares (prior to giving effect to the Reverse Stock Splits) (included as Appendix B to this Proxy Statement);

7.
To approve up to two amendments to our Amended and Restated Certificate of Incorporation to grant discretionary authority to our Board of Directors to effect up to two reverse stock splits (included as Appendix C to this Proxy Statement);

8.
To approve the issuance of shares of Common Stock below the Nasdaq minimum price in excess of 19.99% of the Company’s issued and outstanding Common Stock in connection with the Company’s Equity Line of Credit;

9.
To approve the issuance of shares of Common Stock below the Nasdaq minimum price in excess of 19.99% of the Company’s issued and outstanding Common Stock in connection with the conversion of the Company’s Series A convertible preferred stock or exercise of related warrants;

10.
To approve an amendment to our Amended and Restated Certificate of Incorporation to permit our stockholders to take action by written consent in lieu of a meeting (included as Appendix D to this Proxy Statement);

11.
To approve an amendment to our Amended and Restated Certificate of Incorporation to remove the two-thirds supermajority consent requirements for certain matters from our Amended and Restated Certificate of Incorporation (included as Appendix E to this Proxy Statement); and

12.
To consider any other matters that may properly come before the Annual Meeting, including any adjournment or postponement thereof.

Only holders of Common Stock of record at the close of business on May 11, 2026 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.
Your vote is important. Whether or not you plan to attend the Annual Meeting, please submit your proxy to vote electronically via the Internet or by telephone, or please complete, sign, date and return the accompanying proxy card or voting instruction card in the enclosed postage-paid envelope. If you attend the Annual Meeting and prefer to vote during the Annual Meeting, you may do so even if you have already submitted a proxy to vote your shares. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the Annual Meeting.
By Order of the Board of Directors
/s/ Ian Jenks

Ian Jenks
Chairman and Chief Executive Officer
[•], 2026
Manchester, United Kingdom

PROXY STATEMENT

i

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SMARTKEM, INC.
Manchester Technology Centre, Hexagon Tower.
Delaunays Road, Blackley
Manchester, M9 8GQ U.K.
PROXY STATEMENT
FOR THE
ANNUAL MEETING OF STOCKHOLDERS
To be held on [•], 2026
This proxy statement (this “Proxy Statement”) contains information related to the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on [•], 2026 at [•] a.m., Eastern Time. We are planning to hold the Annual Meeting virtually via the Internet, or at such other time and place to which the Annual Meeting may be adjourned or postponed. In order to attend our Annual Meeting, you must log in to [•] using the 16-digit control number on the proxy card that accompanied the proxy materials. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our common stock, par value $0.0001, per share (“Common Stock”).
Proxies for the Annual Meeting are being solicited by the Board of Directors (the “Board”) of SmartKem, Inc. (the “Company”). This Proxy Statement is first being made available to stockholders on or about [•], 2026. A list of record holders of the Company’s common stock entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, at our principal offices at Delaunays Road, Blackley Manchester, M9 8GQ U.K, during normal business hours for ten days prior to the Annual Meeting and available during the Annual Meeting.
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on [•], 2026.
Our proxy materials including the Proxy Statement for the Annual Meeting, our annual report for the fiscal year ended December 31, 2025 and proxy card are available on the Internet at [•]. Under Securities and Exchange Commission (the “SEC”) rules, we are providing access to our proxy materials by notifying you of the availability of our proxy materials on the Internet.
ABOUT THE MEETING
Why are we calling this Annual Meeting?
We are calling the Annual Meeting to seek the approval of our stockholders:
1.
To elect two director nominees to serve as Class II directors for a three-year term expiring at the annual meeting of stockholders in 2029;

2.
To approve, on an advisory basis, the executive compensation program for the Company’s named executive officers, as described in this Proxy Statement;

3.
To approve, on an advisory basis, the frequency at which future stockholders advisory votes on executive compensation should occur;

4.
To ratify the appointment of CBIZ CPAS P.C. as our independent registered public accounting firm for the year ending December 31, 2026;

5.
To approve an amendment to our Amended and Restated Certificate of Incorporation, to increase the number of shares of Common Stock that the Company is authorized to issue from 300,000,000 to 5,000,000,000 shares (included as Appendix A to this Proxy Statement);

6.
To approve an amendment to our 2021 Equity Incentive Plan (the “Plan”) to increase the number of shares of Common Stock that the Company is authorized to issue pursuant to the Plan from 1,643,692 to 2,144,622 shares (prior to giving effect to the Reverse Stock Splits) (included as Appendix B to this Proxy Statement);

7.
To approve up to two amendments to our Amended and Restated Certificate of Incorporation to grant discretionary authority to our Board of Directors to effect up to two reverse stock splits (included as Appendix C to this Proxy Statement);

8.
To approve the issuance of shares of Common Stock below the Nasdaq minimum price in excess of 19.99% of the Company’s issued and outstanding Common Stock in connection with the Company’s Equity Line of Credit;

9.
To approve the issuance of shares of Common Stock below the Nasdaq minimum price in excess of 19.99% of the Company’s issued and outstanding Common Stock in connection with the conversion of the Company’s Series A convertible preferred stock or exercise of related warrants;

10.
To approve an amendment to our Amended and Restated Certificate of Incorporation to permit our stockholders to take action by written consent in lieu of a meeting (included as Appendix D to this Proxy Statement);

11.
To approve an amendment to our Amended and Restated Certificate of Incorporation to remove the two-thirds supermajority consent requirements for certain matters from our Amended and Restated Certificate of Incorporation (included as Appendix E to this Proxy Statement); and

12.
To consider any other matters that may properly come before the Annual Meeting, including any adjournment or postponement thereof.

What are the Board’s recommendations?
Our Board believes that (1) the election of two director nominees to serve as Class II directors for a three-year term expiring at the annual meeting of stockholders in 2029, (2) the approval, on an advisory basis, the executive compensation program for the Company’s named executive officers, as described in this Proxy Statement, (3) the approval, on an advisory basis, the frequency at which future stockholders advisory votes on executive compensation should occur, (4) the ratification of appointment of CBIZ CPAS P.C. as our independent registered public accounting firm for the year ending December 31, 2026, (5) the approval of an amendment to our Amended and Restated Certificate of Incorporation, to increase the number of shares of Common Stock that the Company is authorized to issue from 300,000,000 to 5,000,000,000 shares (included as Appendix A to this Proxy Statement), (6) the approval of an amendment to our 2021 Equity Incentive Plan (the “Plan”) to increase the number of shares of Common Stock that the Company is authorized to issue pursuant to the Plan from 1,643,692 to 2,144,622 shares (prior to giving effect to the Reverse Stock Splits) (included as Appendix B to this Proxy Statement), (7) the approval of up to two amendments to our Amended and Restated Certificate of Incorporation to grant discretionary authority to our Board of Directors to effect up to two reverse stock splits (included as Appendix C to this Proxy Statement), (8) the approval of the issuance of shares of Common Stock below the Nasdaq minimum price in excess of 19.99% of the Company’s issued and outstanding Common Stock in connection with the Company’s Equity Line of Credit, (9) the approval of the issuance of shares of Common Stock below the Nasdaq minimum price in excess of 19.99% of the Company’s issued and outstanding Common Stock in connection with the conversion of the Company’s Series A convertible preferred stock or exercise of related warrants, (10) the approval of an amendment to our Amended and Restated Certificate of Incorporation to permit our stockholders to take action by written consent in lieu of a meeting (included as Appendix D to this Proxy Statement), and (11) the approval of an amendment to our Amended and Restated Certificate of Incorporation to remove the two-thirds supermajority consent requirements for certain matters from our Amended and Restated Certificate of Incorporation (included as Appendix E to this Proxy Statement), are each advisable and in the best interests of the Company and its stockholders and recommends that you vote FOR each of the proposals. If you are a stockholder of record and you return a properly executed proxy card or submit a proxy to vote over the Internet but do not mark the boxes showing how you wish to vote, your shares will be voted in accordance with the recommendations of the Board, as set forth above. With respect to any other matter that properly comes before our Annual Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, at their own discretion.
Who is entitled to vote at the meeting?
Only holders of record of our Common Stock at the close of business on the Record Date are entitled to receive notice of the Annual Meeting and to vote the shares of Common Stock that they held on the Record

Date, or any postponement or adjournment of the Annual Meeting. Holders of record of shares of Common Stock have the right to vote on all matters brought before the Annual Meeting.
Holders of our Common Stock are entitled to one vote per share on each matter to be voted upon. As of the Record Date, we had 21,446,213 shares of Common Stock outstanding.
Who can attend the meeting?
All holders of our Common Stock as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Attendance at the Annual Meeting shall solely be via the Internet at [•] using the 16‑digit control number on the proxy card that accompanied the proxy materials. Stockholders will not be able to attend the Annual Meeting at a physical location.
The live webcast of the Annual Meeting will begin promptly at [•] a.m., Eastern Time on [•], 2026. Online access to the webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for our stockholders to log in and test their devices’ audio system. We encourage our stockholders to access the Annual Meeting in advance of the designated start time.
An online portal will be available to our stockholders at [•] commencing approximately on or about [•], 2026. By accessing this portal, stockholders will be able to submit a proxy to vote in advance of the Annual Meeting. Stockholders may also vote, and submit questions, during the Annual Meeting at [•]. To demonstrate proof of stock ownership, you will need to enter the 16-digit control number received with your proxy card to submit questions and vote at our Annual Meeting. If you hold your shares in “street name” (that is, through a broker or other nominee), you will need authorization from your broker or nominee in order to vote. We intend to answer questions submitted during the Annual Meeting that are pertinent to the Company and the items being brought for stockholder vote at the Annual Meeting, as time permits, and in accordance with the Rules of Conduct for the Annual Meeting. To promote fairness, efficiently use the Company’s resources and ensure all stockholder questions are able to be addressed, we will respond to no more than three questions from a single stockholder. We have retained Broadridge Financial Solutions to host our virtual Annual Meeting and to distribute proxies and receive, count and tabulate votes.
What constitutes a quorum?
The presence at the Annual Meeting, in person or by proxy, of at least one-third of the voting power of all issued and outstanding shares of our capital stock entitled to vote at the Annual Meeting will constitute a quorum for the Annual Meeting. Pursuant to the General Corporation Law of the State of Delaware, abstentions will be counted for the purpose of determining whether a quorum is present. If brokers have, and exercise discretionary authority on at least one item on the agenda for the Annual Meeting, uninstructed shares for which broker non-votes occur will constitute voting power present for the discretionary matter and will therefore count towards the quorum.
How do I vote or submit a proxy to vote?
You may submit your proxy to vote on the Internet, by telephone, by mail or may vote by attending the Annual Meeting and voting electronically, all as described below. The Internet and telephone proxy submission procedures are designed to authenticate stockholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or on the Internet, you do not need to return your proxy card or voting instruction card.
Submit a Proxy to Vote on the Internet
If you are a stockholder of record, you may submit your proxy by going to [•], and following the instructions provided in the proxy card that accompanied the proxy materials. If your shares are held with a broker, you will need to go to the website provided on your proxy card. Have your proxy card in hand when you access the voting website. On the Internet voting site, you can confirm that your instructions have been properly recorded. If you submit a proxy to vote on the Internet, you can also request electronic delivery of future proxy materials. Internet voting facilities are available now and will be available 24 hours a day until 11:59 p.m., Eastern Time, on [•], 2026.

Submit a Proxy to Vote by Telephone
If you are a stockholder of record, you can also submit a proxy to vote by telephone by dialing [•]. If your shares are held with a broker, you can submit a proxy to vote by telephone by dialing the number specified on your voting instruction card. Have your proxy card or voting instruction card in hand when you call. Telephone voting facilities are available now and will be available 24 hours a day until 11:59 p.m., Eastern Time, on [•], 2026.
Submit a Proxy to Vote by Mail
You may choose to submit a proxy to vote by mail, by marking your proxy card or voting instruction card, dating and signing it, and returning it in the postage-paid envelope provided. If the envelope is missing and you are a stockholder of record, please mail your completed proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If the envelope is missing and your shares are held with a broker, please mail your completed voting instruction card to the address specified therein. Please allow sufficient time for mailing if you decide to submit a proxy to vote by mail as it must be received by 11:59 p.m., Eastern Time, on [•], 2026.
Vote at the Annual Meeting
You will have the right to vote during the Annual Meeting on [•], 2026. To demonstrate proof of stock ownership, you will need to enter the 16-digit control number received with your proxy card to vote at our Annual Meeting.
Even if you plan to attend our Annual Meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend our Annual Meeting.
The proxies to vote that are submitted electronically, telephonically or represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting.
What if I vote and then change my mind?
You may revoke your proxy at any time before it is exercised by:
•
filing with the Secretary of the Company a notice of revocation;

•
submitting a later-dated proxy to vote by telephone or on the Internet;

•
sending in another duly executed proxy bearing a later date; or

•
attending the Annual Meeting remotely and casting your vote in the manner set forth above.

Your latest proxy or vote will be the vote that is counted.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Many of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
Stockholder of Record
If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company LLC, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to directly grant your voting proxy or to vote at the Annual Meeting.
Beneficial Owner
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker as to how to vote and are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares unless you obtain a signed proxy from the record holder giving you the right to vote the shares. If you do not provide the stockholder of record with voting instructions or otherwise obtain a signed proxy from the record holder giving you the right to vote the shares, broker non-votes may occur for the shares that you beneficially own. The effect of broker non-votes is more specifically described in “What vote is required to approve each proposal?” below.
What vote is required to approve each proposal?
Assuming that a quorum is present, the following votes will be required:
•
With respect to the first proposal, to elect two director nominees to serve as Class II directors for a three-year term expiring at the annual meeting of stockholders in 2029 (“Proposal 1”), the directors are elected by a plurality of the votes cast by holders of our Common Stock, present in person or represented by proxy and entitled to vote. As a result, withheld votes and broker non-votes (see below), if any, will not affect the outcome of the vote on this proposal.

•
The second proposal, to approve, on an advisory basis, the executive compensation program for the Company’s named executive officers, as described in this Proxy Statement (“Proposal 2”) requires the affirmative vote of a majority in voting power of the votes cast on this proposal by holders of our common stock, in person or by proxy. Shares that are not represented at the Annual Meeting, abstentions, if any, and, because this proposal is deemed to be “non-routine,” broker non-votes with respect to this proposal will not affect the outcome of the vote on this proposal.

•
The third proposal, to approve, on an advisory basis, the frequency at which future stockholders advisory votes on executive compensation should occur (“Proposal 3”) requires the affirmative vote of a majority in voting power of the votes cast on this proposal by holders of our common stock, in person or by proxy. Shares that are not represented at the Annual Meeting, abstentions, if any, and, because this proposal is deemed to be “non-routine,” broker non-votes with respect to this proposal will not affect the outcome of the vote on this proposal.

•
The fourth proposal, to ratify the appointment of CBIZ CPAS P.C. as our independent registered public accounting firm for the year ending December 31, 2026 (“Proposal 4”), requires the affirmative vote of a majority in voting power of the votes cast on this proposal by holders of our common stock, in person or by proxy. As a result, abstentions, if any, will not affect the outcome of the vote on this proposal and because this proposal is deemed “routine” (see below), no broker non-votes will occur on this proposal.

•
The fifth proposal, to approve an amendment to our Amended and Restated Certificate of Incorporation, to increase the number of shares of Common Stock that the Company is authorized to issue from 300,000,000 to 5,000,000,000 shares (included as Appendix A to this Proxy Statement) (“Proposal 5”) requires a majority of the total votes cast on this proposal by holders of our common stock, in person or by proxy. Shares that are not represented at the Annual Meeting, abstentions, if any, and because this proposal is deemed to be “routine,” no broker non-votes will occur on this proposal.

•
The sixth proposal, to approve an amendment to our 2021 Equity Incentive Plan (the “Plan”) to increase the number of shares of Common Stock that the Company is authorized to issue pursuant to the Plan from 1,643,692 to 2,144,622 shares (prior to giving effect to the Reverse Stock Splits) (included as Appendix B to this Proxy Statement (“Proposal 6”), requires the affirmative vote of a majority of the total votes cast on this proposal by holders of our common stock, in person or by proxy. Shares that are not represented at the Annual Meeting, abstentions, if any, and, because this proposal is deemed to be “non-routine,” broker non-votes with respect to this proposal will not affect the outcome of the vote on this proposal.

•
The seventh proposal, approve up to two amendments to our Amended and Restated Certificate of Incorporation to grant discretionary authority to our Board of Directors to effect up to two reverse stock splits (included as Appendix C to this Proxy Statement) (“Proposal 7”), requires the affirmative vote of a majority in voting power of the outstanding shares of our common stock. Shares that are not represented at the Annual Meeting, abstentions, if any, and because this proposal is deemed to be “non-routine,” broker non-votes with respect to this proposal will have the same practical effect as a vote against this proposal.
•
The eighth proposal, to approve the issuance of shares of Common Stock below the Nasdaq minimum price in excess of 19.99% of the Company’s issued and outstanding Common Stock in connection with the Company’s Equity Line of Credit (“Proposal 8”), requires a majority of the total votes cast on this proposal by holders of our common stock, in person or by proxy. Shares that are not represented at the Annual Meeting, abstentions, if any, and because this proposal is deemed to be “non-routine,” broker non-votes with respect to this proposal will not affect the outcome of the vote on this proposal.

•
The ninth proposal, to approve the issuance of shares of Common Stock below the Nasdaq minimum price in excess of 19.99% of the Company’s issued and outstanding Common Stock in connection with the conversion of the Company’s Series A convertible preferred stock or exercise of related warrants (“Proposal 9”), requires a majority of the total votes cast on this proposal by holders of our common stock, in person or by proxy. Shares that are not represented at the Annual Meeting, abstentions, if any, and because this proposal is deemed to be “non-routine,” broker non-votes with respect to this proposal will not affect the outcome of the vote on this proposal.

•
The tenth proposal, to approve an amendment (included as Appendix D to this Proxy Statement) to our Amended and Restated Certificate of Incorporation to permit our stockholders to take action by written consent in lieu of a meeting (“Proposal 10”) requires the vote of the holders of at least sixty-six and two-thirds percent (66 2∕3%) in voting power of the stock of the Corporation entitled to vote thereon, in person or by proxy. Shares that are not represented at the Annual Meeting, abstentions, if any, and, because this proposal is deemed to be “non-routine,” broker non-votes with respect to this proposal will not affect the outcome of the vote on this proposal.

•
The eleventh proposal, to approve an amendment (included as Appendix E to this Proxy Statement) to our Amended and Restated Certificate of Incorporation to remove the two-thirds supermajority consent requirements for certain matters from our Amended and Restated Certificate of Incorporation (“Proposal 11”) requires the vote of the holders of at least sixty-six and two-thirds percent (66 2∕3%) in voting power of the stock of the Corporation entitled to vote thereon, in person or by proxy. Shares that are not represented at the Annual Meeting, abstentions, if any, and, because this proposal is deemed to be “non-routine,” broker non-votes with respect to this proposal will not affect the outcome of the vote on this proposal.

•
With respect to any other matter that may properly come before the Annual Meeting, the affirmative vote of a majority of the total votes cast by holders of our common stock, in person or by proxy, is required to approve such proposals, except as required by law. As a result, abstentions, if any, will not affect the outcome of the vote on these proposals. No broker non-votes will occur on any “routine” proposals, and broker non-votes will not affect the outcome of any “non-routine” proposals.

Under the General Corporation Law of the State of Delaware, our stockholders will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the Annual Meeting.
What are “broker non-votes”?
Banks and brokers acting as nominees are permitted to use discretionary voting authority to vote proxies for proposals that are deemed “routine” by The Nasdaq Stock Market LLC (“Nasdaq”), which means that they can submit a proxy or cast a ballot on behalf of stockholders who do not provide a specific voting instruction. Brokers and banks are not permitted to use discretionary voting authority to vote proxies for proposals that are deemed “non-routine” by Nasdaq. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by Nasdaq until after the date on which this Proxy Statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to ensure that your shares are present and voted at the Annual Meeting on all matters and if you wish to direct the voting of your shares on “routine” matters.
A broker non-vote occurs when there is at least one “routine” matter to be considered at a meeting and a broker submits a proxy to vote on at least one “routine” proposal but does not vote on a given proposal because the broker does not have discretionary power for that particular item and has not received instructions from the beneficial owner on that proposal.
The election of directors (Proposal 1) is generally not considered to be a “routine” matter. The approval, on an advisory basis, of the executive compensation program for the Company’s named executive officers, as described in this Proxy Statement (“Proposal 2”) is generally not considered to be a “routine” matter. The approval, on an advisory basis, of the frequency of future stockholders advisory votes on executive compensation that should occur (“Proposal 3”) is generally not considered to be a “routine” matter. The ratification of an independent registered public accounting firm (“Proposal 4”) is generally considered to be a “routine” matter. The approval of an amendment to our Amended and Restated Certificate of Incorporation, to increase the number of shares of Common Stock that the Company is authorized to issue from 300,000,000 to 5,000,000,000 shares (“Proposal 5”) is generally not considered to be a “routine” matter. The approval of an amendment to the Plan to increase the number of shares of common stock authorized for issuance thereunder from 1,643,692 to 2,144,622 shares (“Proposal 6”) is generally not considered to be a “routine” matter. The approval of an amendment to our Amended and Restated Certificate of Incorporation to authorize a reverse stock split (“Proposal 7”) is generally not considered to be a “routine” matter. The approve the issuance of shares of Common Stock below the Nasdaq minimum price in excess of 19.99% of the Company’s issued and outstanding Common Stock in connection with the Company’s Equity Line of Credit (“Proposal 8”) is generally not considered to be a “routine” matter. The approval in accordance the issuance of shares of Common Stock below the Nasdaq minimum price in excess of 19.99% of the Company’s issued and outstanding Common Stock in connection with the conversion of the Company’s Series A convertible preferred stock or exercise of related warrants (“Proposal 9”) is generally not considered to be a “routine” matter. The approval of an amendment to our Amended and Restated Certificate of Incorporation to permit stockholders to take action by written consent (“Proposal 10”) is generally not considered to be a “routine” matter. The approval of an amendment to our Amended and Restated Certificate of Incorporation to remove the two-thirds supermajority consent requirements for certain matters from our Amended and Restated Certificate of Incorporation permit stockholders to take action by written consent (“Proposal 11”) is generally not considered to be a “routine” matter.
Banks or brokers are not permitted to vote on “non-routine” matters if the bank or broker has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares for Proposals 1, 2, 3, 5, 6, 7, 8, 9, 10, and 11.
Banks or brokers may be able to vote on “routine” matters even if it does not receive instructions from you, so long as it holds your shares in its name.
How are we soliciting this proxy?
We are soliciting this proxy on behalf of our Board and will pay all expenses associated therewith. Some of our officers, directors and other employees also may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means.
We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

PROPOSAL 1: TO ELECT TWO DIRECTORS AS CLASS II DIRECTORS TO SERVE A THREE-YEAR TERM EXPIRING AT THE ANNUAL MEETING IN 2026 AND UNTIL HIS SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED
Our Board is divided into three classes: Class I, Class II and Class III, with each class serving a three-year term. Vacancies on the Board may be filled only by the affirmative vote of a majority of the total remaining directors then in office, even if less than a quorum, or by a sole remaining director. A director elected by the Board to fill a vacancy in a class or a newly created directorship created by an increase in the number of directors in a class, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.
Our Board presently has five members. There are two directors in the class (Class II) whose term of office expire in 2026. Each of the nominees listed below is currently a director of the Company. If elected at the Annual Meeting, each nominee would serve until our 2029 annual meeting and until his successor has been duly elected and qualified, or, if sooner, until his earlier resignation, death or removal.
Directors are elected by a plurality of the votes cast. Stockholders may not vote, or submit a proxy, for more than two nominees. The nominees receiving the highest number of affirmative votes will be elected. Unless otherwise directed, shares represented by executed proxies will be voted for the election of Klaas de Boer and Sriram Peruvemba. If any director nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.
Class II Nominees for Election for a Term Expiring at the 2029 Annual Meeting
The following table sets forth the name, age and position and tenure of the individuals nominated for election as our Class II directors for a term expiring at the 2029 annual meeting:
Name	Age	Position	Served as a Director Since
Klaas de Boer	60	Director	2021
Sriram Peruvemba	60	Director	2023
The following includes a brief biography of each of Klaas de Boer and Sriram Peruvemba based on information furnished to us by each of them, with such biography including information regarding the experiences, qualifications, attributes or skills that caused our Nominating and Corporate Governance Committee and the Board to determine that each of them should continue to serve as members of our Board.
Klaas de Boer has served as a member of our Board since February 2021 and has served as a member of the board of directors of SmartKem Limited since 2017. From January 2008 until June 2021, Mr. de Boer served as the managing partner of Entrepreneurs Fund Management LLP, a venture capital firm. Mr. de Boer served as a director of Lifeline Scientific Inc., Heliocentris Energy Solutions AG and serves as chair of AIM listed Xeros Technology Group plc, and as senior independent director of CelLBxHealth plc, also listed on AIM. Mr. de Boer also serves as the Chair of General Fusion, Inc., a Canadian private company. Mr. de Boer has been a venture capitalist for more than 25 years. Mr. de Boer received his M.Sc. degree in Applied Physics from Delft University of Technology and his M.B.A. from INSEAD. We believe that Mr. de Boer’s venture capital experience, experience with complex technology companies and previous experience as a director of publicly traded companies qualify him to serve on our Board.
Sri Peruvemba has served as a member of our Board since July 2023. Since July 2014, he has served as the chief executive officer of Marketer International Inc., a consulting services firm specializing in the global high-tech industry. Prior to that, from December 2009 to April 2013, Mr. Peruvemba was the chief marketing officer for E Ink Holdings, a company specializing in electronic paper displays. Since June 2020, Mr. Peruvemba has served on the board of directors of Datavault AI Inc. (previously WiSA Technologies, Inc.), (NASDAQ: DVLT), a data technology company. He has also served as a board member of Visionect d.o.o, an electronics company in Slovenia since September 2017. Mr. Peruvemba has also served as chairman of the board of Omniply, a Montreal-based electronics and display company since May 2020. Mr. Peruvemba has a B.S. from R. V. College of Engineering, Bangalore, an M.B.A. from Barton School of Business,

WSU and a post-graduate diploma in management from Indira Gandhi National University. We believe that Mr. Peruvemba’s experience in the technology industry qualifies him to serve on our Board.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE CLASS II DIRECTOR NOMINEES.
Continuing Directors
The following table sets forth the name, age, position and tenure of the directors who are serving for terms that end following the Annual Meeting:
Name	Age	Position	Served as a Director Since
Class I Directors
Steven DenBaars	63	Director	2022
Class II Directors
Klaas de Boer	60	Director	2021
Sriram Peruvemba	60	Director	2023
Class III Directors
Ian Jenks	71	Chairman of the Board and Chief Executive Officer	2021
Melisa Denis	62	Director	2023
The following biographical descriptions set forth certain information with respect to directors who are serving for terms that end following the Annual Meeting, based on information furnished to us by each director.
Class I Directors Continuing in Office until the 2028 Annual Meeting
Steven DenBaars has served as a member of our board of directors since June 2022. Professor DenBaars is a Distinguished Professor of Materials and Co-Director of the Solid-State Lighting and Energy Electronics Center at University of California, Santa Barbara. Professor DenBaars joined UCSB in February 1991 and currently holds the Mitsubishi Chemical Chair in Solid State Lighting and Displays. He has been a member of the board of directors of Aeluma, Inc. (NASDAQ:ALMU), a company engaged in the manufacture high performance sensors for mobile devices and vehicles since June 2021, and Palomino Laboratories Inc., a company engaged in optical interconnects since 2025. Professor DenBaars served on the board of directors of Akoustis Technologies, Inc. (NASDAQ:AKTS), a developer and manufacturer of radio frequency filters for mobile devices from May 2015 to November 2024. Professor DenBaars was formerly a co-founder and board member of privately held technology start-up companies, Soraa Inc. and Soraa Laser Diode Inc. Professor DenBaars has a Bachelor of Science in Metallurgical Engineering from the University of Arizona and a Master of Science and a Ph.D. in Material Science and Electrical Engineering from the University of Southern California. Professor DenBaars is a member of the National Academy of Engineering, and a Fellow of IEEE and National Academy of Inventors. We believe that Dr. DenBaars’s years of experience in the electronics industry and his extensive research involving semiconductors qualify him to serve on our Board.
Class III Directors Continuing in Office until the 2027 Annual Meeting
Ian Jenks has served as our Chief Executive Officer and President since December 2017 and as a member of our board of directors since February 2021. Mr. Jenks has more than 30 years of board-level experience in the industrial technology industry and has served as chief executive officer of companies operating in the United States and Europe. Mr. Jenks’s past directorships include Techstep ASA, a provider of managed mobile services in the Nordics, Paysafe plc., an international provider of payment processing services, and Brady plc, a provider of commodity trading software. Mr. Jenks has also served and continues to serve as a director of a number of private companies. Mr. Jenks received a B.Sc. in Aeronautical Engineering from Bristol University. We believe that Mr. Jenks’ significant management experience and experience in the technology industry qualify him to serve on our Board.

Melisa A. Denis has served as a member of our board of directors since November 2023. She currently chairs the audit committee of Hydrofarm Holdings Group, Inc. (NASDAQ: HYFM). Ms. Denis previously served as a partner at KPMG from 1998 to October 2020, including as National Tax Leader for Consumer Goods and as the leader of the Consumer and Industrial Market for Dallas. Ms. Denis serves as the Vice-Chair of the Board of Regents at the University of North Texas System. She was previously an advisory board member of Women Corporate Directors since 2011, and a board member of Enactus, a global non-profit, since 2019. Ms. Denis is a Certified Public Accountant and received her degree in accounting and her Bachelor of Science and Master of Science from the University of North Texas. We believe that Ms. Denis’s accounting and public company experience qualify her to serve on our Board.

CORPORATE GOVERNANCE
Board of Directors Composition
Our Board is currently composed of five directors. Our directors hold office until their successors have been elected and qualified or until the earlier of their resignation or removal.
We have no formal policy regarding board diversity. Our priority in selection of Board members is identification of members who will further the interests of our stockholders through their established record of professional accomplishment, the ability to contribute positively to the collaborative culture among Board members, knowledge of our business and understanding of the competitive landscape.
Board of Directors Meetings
Our Board met 12 times in 2025. Each director attended at least 94% of the aggregate of (i) the total number of meetings of our Board (held during the period for which such director served on the Board) and (ii) the total number of meetings of all committees of our Board on which such director served (during the periods for which the director served on such committee or committees). We do not have a formal policy requiring members of the Board to attend our annual meetings. All of the directors serving on our Board at the time attended the 2025 annual meeting of stockholders, which was held remotely.
Director Independence
Our common stock is listed on The Nasdaq Capital Market (“Nasdaq”). Pursuant to the rules of Nasdaq, independent directors must comprise a majority of our Board. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Under such rules, our Board has determined that all current members of the Board are independent, except Mr. Jenks. Mr. Jenks is not an independent director under these rules because he is an executive officer of our Company. In making such independence determination, our Board considered the relationships that each non-employee director has with us and all other facts and circumstances that our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of our directors, our Board considered the association of our directors with the holders of more than 5% of our common stock. There are no family relationships among any of our directors and executive officers.
Board Committees
Our Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which operates pursuant to a charter adopted by our Board. Members serve on these committees until their resignation or until otherwise determined by the Board. The composition and functioning of all of our committees complies with all applicable requirements of the Sarbanes-Oxley Act, SEC rules and regulations and Nasdaq.
Audit Committee
Ms. Denis, Mr. de Boer and Dr. DenBaars serve on the Audit Committee, which is chaired by Ms. Denis. Our Board has determined that each has sufficient knowledge in financial and auditing matters to serve on the Audit Committee and that each are “independent” for Audit Committee purposes as that term is defined under SEC and Nasdaq Marketplace Rules. The Board has designated Ms. Denis as an “audit committee financial expert,” as defined under the applicable rules of the SEC.
The Audit Committee’s responsibilities include, but are not limited to:
•
appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•
pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

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obtaining and reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;

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reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

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discussing with our independent registered public accounting firm our understanding of our relationships and transactions with related parties that are significant to us and the auditor’s evaluation of our identification of and disclosure of our relationships and transactions with related parties;

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coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

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establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

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discussing guidelines and policies with respect to risk assessment and risk management and the steps that our management takes to monitor and control financial risk exposure;

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recommending, based upon the Audit Committee’s review and discussions with management and our independent registered public accounting firm, whether our audited financial statements will be included in our Annual Report on Form 10-K;

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conducting activities relating to our code of business conduct and ethics;

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monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

•
preparing the Audit Committee report required by SEC rules to be included in our annual proxy statement;

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reviewing with legal counsel legal and regulatory matters;

•
annually evaluating the performance of the Audit Committee and reviewing and reassessing the Audit Committee charter

•
reviewing all related person transactions for potential conflict of interest situations and making recommendations to our Board regarding all such transactions; and

•
reviewing earnings releases.

Our Audit Committee operates pursuant to a charter that is available on our website at https://ir.smartkem.com/ under the Governance section. Our Audit Committee met four times in 2025.
Compensation Committee
Dr. DenBaars, Mr. de Boer and Ms. Denis serve on the Compensation Committee, which is chaired by Dr. DenBaars. Our Board has determined that each member of the Compensation Committee is “independent” as defined under the Nasdaq Marketplace Rules. The Compensation Committee’s responsibilities include, but are not limited to:
•
annually reviewing and approving the corporate goals and objectives to be considered in determining the compensation of our Chief Executive Officer;

•
evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and based on such evaluation: (i) recommending to the Board the cash compensation of our Chief Executive Officer and (ii) reviewing and recommending to the independent directors on the Board regarding grants and awards to our Chief Executive Officer under equity-based plans;

•
determining bases for and fix compensation levels for all executive officers;

•
reviewing and approving the cash compensation of our other executive officers;

•
reviewing and establishing our overall management compensation, philosophy and policy;

•
supervising, administering and evaluating our compensation and similar plans and making grants and awards thereunder;

•
reviewing and approving, subject to stockholder approval, the creation or amendment of any incentive, equity-based and other compensatory plans in which executive officers and key employees participate;

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reviewing and approving any employment agreements, severance agreements, change-in-control arrangements or special employee benefits;

•
reporting to the Board significant matters arising from the work of the Compensation Committee;

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to the extent applicable under federal securities law, reviewing and discussing the Compensation Discussion and Analysis disclosure;

•
evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the Nasdaq Marketplace Rules;

•
reviewing and approving our policies and procedures for the grant of equity-based awards;

•
reviewing and recommending to the Board the compensation of our directors;

•
annually evaluating the performance of the Compensation Committee;

•
annually evaluating the adequacy of the director’s fees and the composition of the director’s fees;

•
preparing the Compensation Committee report required by SEC rules, if and when required, to be included in our annual proxy statement; and

•
reviewing and approving the retention, termination or compensation of any consulting firm or outside advisor to assist in the evaluation of compensation matters.

Our Compensation Committee operates pursuant to a charter that is available on our website at https://ir.smartkem.com/ under the Governance section. Our Compensation Committee met two times in 2025.
Nominating and Corporate Governance Committee
Mr. de Boer, Dr. DenBaars and Ms. Denis serve on the Nominating and Corporate Governance Committee, which is chaired by Mr. de Boer. Our Board has determined that each member of the Nominating and Corporate Governance Committee is “independent” under the Nasdaq Marketplace Rules.
The Nominating and Corporate Governance Committee’s responsibilities include, but are not limited to:
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recommending to the Board the size of the Board, composition of the Board, process for filling vacancies and tenure of the Board members;

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developing and recommending to the Board criteria for Board and committee membership;

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establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;

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recommending that the Board select director nominees for election at each annual meeting of stockholders;

•
reviewing stockholder proposals and proposed responses;

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developing and recommending to the Board a set of corporate governance guidelines applicable to the Company, reviewing the guidelines at least once a year and recommending changes, and overseeing corporate governance practices and procedures;

•
reviewing the composition of the Board to ensure that it is composed of members containing the appropriate skills and expertise to advise us;

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identifying individuals qualified to become members of the Board;

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recommending to the Board the persons to be nominated for election as directors and to each of the Board’s committees;

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reviewing and discussing with management the disclosure regarding the operations of the Nominating and Corporate Governance Committee and director independence;

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reviewing the adequacy of the committee charter and recommending changes;

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annually conducting and presenting to the Board a performance evaluation of the Nominating and Corporate Governance Committee; and

•
overseeing the evaluation of our Board and management.

Our Nominating and Corporate Governance Committee operates pursuant to a charter that is available on our website at https://ir.smartkem.com/ under the Governance section. Our Nominating and Corporate Governance Committee did not meet in 2025.
Our Board may, from time to time, establish other committees.
Stockholder Nominations for Directorships
Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names and background to the Secretary of the Company at the address set forth below under “Stockholder Communications” in accordance with the provisions set forth in our bylaws. All such recommendations will be forwarded to our Nominating and Corporate Governance Committee, which will review and only consider such recommendations if appropriate biographical and other information is provided, including, but not limited to, the items listed below, on a timely basis. All security holder recommendations for director candidates must be received by the Company in the timeframe(s) set forth under the heading “Stockholder Proposals” below.
•
the name and address of record of the security holder;

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a representation that the security holder is a record holder of the Company’s securities, or if the security holder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934 (the “Exchange Act”);

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the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed director candidate;

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a description of the qualifications and background of the proposed director candidate and a representation that the proposed director candidate meets applicable independence requirements;

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a description of any arrangements or understandings between the security holder and the proposed director candidate; and

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the consent of the proposed director candidate to be named in the proxy statement relating to the Company’s annual meeting of stockholders and to serve as a director if elected at such annual meeting.

Assuming that appropriate information is provided for candidates recommended by stockholders, the Nominating and Corporate Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of the Board or other persons, as described above and as set forth in its written charter.
Board Leadership Structure and Role in Risk Oversight
The chief executive officer and chairman positions are held by Ian Jenks. Mr. Jenks also beneficially owns approximately 1.6% of our common stock as of May 1, 2026. Periodically, our Board assesses these roles and the Board leadership structure to ensure the interests of the Company and our stockholders are best served. Our Board has determined that its current leadership structure is appropriate. Mr. Jenks, as our Chief Executive Officer, has extensive knowledge of all aspects of the Company, our business and risks, and our customers. Our Board has no lead independent director; however, the Board may choose to elect one.

Our Board is primarily responsible for overseeing our risk management processes. The Board receives and reviews periodic reports from management, auditors, legal counsel and others, as considered appropriate regarding the Company’s assessment of risks. The Board focuses on the most significant risks facing the Company and the Company’s general risk management strategy and also ensures that risks undertaken by the Company are consistent with the board’s risk strategy. While the Board oversees the Company’s risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing the Company and that our Board leadership structure supports this approach.
Stockholder Communications
Our Board will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, and subject to advice from legal counsel, the Secretary of the Company is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the Board as the Secretary considers appropriate.
Communications from stockholders will be forwarded to all directors if they relate to important substantive matters or if they include suggestions or comments that the Secretary considers to be important for the Board to know. Communication relating to corporate governance and corporate strategy are more likely to be forwarded to the Board than communications regarding personal grievances, ordinary business matters, and matters as to which the Company tends to receive repetitive or duplicative communications.
Stockholders who wish to send communications to the Board should address such communications to: The Board of Directors, SmartKem, Inc., Manchester Technology Centre, Hexagon Tower, Delaunays Road, Blackley, Manchester, M9 8GQ U.K., Attention: Secretary.
Code of Business Conduct and Ethics
We have adopted a written code of business conduct and ethics that applies to our employees, officers and directors. A current copy of our code is posted on our website, which is located at www.smartkem.com.
We intend to disclose future amendments to certain provisions of our code of business conduct and ethics, or waivers of such provisions applicable to any principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and our directors, on our website identified above or in filings with the SEC.
Insider Trading Policy
The Company has an insider trading policy governing the purchase, sale and other dispositions of the Company’s securities and certain other securities that applies to all Company personnel, including directors, officers, and employees. The Company believes that its insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company. A copy of the Company’s insider trading policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Anti-Hedging Policy
Under the terms of our insider trading policy, we prohibit all Company personnel, including directors, officers, and employees, from engaging in certain forms of hedging transactions. Such transactions include those, such as puts and calls, and other derivative securities, that would allow them to lock in much of the value of their stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock, and to continue to own the covered securities but without the full risks and rewards of ownership.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers and persons who beneficially own more than 10% of our outstanding common shares to file reports with the SEC regarding their share ownership and changes in their ownership of our common shares. Based on our records and representations from our directors and executive officers, we believe that all Section 16(a) filing requirements applicable to our directors and executive officers were complied with during the fiscal year ending December 31, 2025.
Incentive Compensation Repayment (Clawback) Policy
The Company has a compensation recovery policy governing the recovery of certain incentive-based compensation from executive officers when a financial restatement occurs. The Company believes that its incentive compensation repayment is reasonably designed to promote ethical conduct and compliance with the requirements of Section 10D of the Securities Exchange Act of 1934, as amended, Rule 10D-1 promulgated thereunder and the rules of the national securities exchange on which the Company’s securities are traded. A copy of the Company’s incentive compensation repayment policy is filed as Exhibit 97.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

PROPOSAL 2: TO APPROVE, ON AN ADVISORY BASIS, THE EXECUTIVE COMPENSATION FOR THE COMPANY’S NAMED EXECUTIVE OFFICERS
The Dodd-Frank Act requires the Company to provide its stockholders with the opportunity to cast an advisory vote on the executive compensation for the Company’s named executive officers. This proposal is frequently referred to as a “Say-on-Pay” vote, which is required under Section 14A of the Securities Exchange Act.
The Company’s executive compensation for the Company’s named executive officers is intended to attract, motivate and reward the executive talent required to achieve our corporate objectives and increase stockholders value. We believe that our executive compensation program is both competitive and strongly focused on pay-for-performance principles and provides an appropriate balance between risk and rewards.
Our executive compensation program is described in the Executive Compensation Summary, related compensation tables and other narrative executive compensation disclosures required by the disclosure rules of the SEC, all of which are found in this Proxy Statement. In particular, the Executive Compensation Summary, beginning on page 21 of this Proxy Statement, describes the Company’s named executive officers’ compensation in detail, and we encourage you to review it.
Since the vote on this proposal is advisory, it is not binding on the Company. Nonetheless, the Compensation Committee, which is responsible for approving the overall design and administering certain aspects of the executive compensation program, will take into account the outcome of the vote when making future executive compensation decisions.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS CAST THEIR VOTE “FOR” THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF OUR NAMED EXEUCTIVE OFFICER COMPENSATION.

INFORMATION CONCERNING EXECUTIVE OFFICERS
The following table sets forth certain information regarding our current executive officers:
Name	Age	Position(s)	Serving in Position Since
Ian Jenks	70	Chairman of the Board and Chief Executive Officer	2017
Jonathan Watkins	55	Chief Operating Officer	2025
Barbra Keck	47	Chief Financial Officer	2022
Our executive officers are elected by, and serve at the discretion of, our Board. The business experience for the past five years, and in some instances, for prior years, of each of our executive officers is as follows:
Ian Jenks, Chairman of the Board and Chief Executive Officer
For biographical information regarding Mr. Jenks, see the description under “Class III Directors Continuing in Office until the 2027 Annual Meeting.
Jonathan Watkins, Chief Operating Officer
Mr. Watkins has served as our Chief Operating Officer since March 2025. From July 2024 until his appointment as the Company’s Chief Operating Officer, Mr. Watkins served as a consultant to our company. Since September 2024, Mr. Watkins has served as the Executive Chairman of HFQ Technology Associates, a materials technology company. He also has served as the founder and chairman of DITEVEN Limited, a technology consulting services company (“DITEVEN”) since November 2015. From August 2016 through June 2024, Mr. Watkins served as the chief executive officer of Impression Technologies Limited (“ITL”), where he led the development, licensing and scaling of a novel aluminum light-weighting technology for automotive, aerospace and consumer electronics markets, as well as securing manufacturing partners in Europe, China and North America. ITL entered voluntary liquidation in June 2024. Prior thereto, Mr. Watkins served as an advisor to government agencies on cleantech business models, including commercializing novel technologies. From 2008 to 2015, Mr. Watkins held roles as chief operating officer and commercial director of Ceres Power plc, a leading developer of fuel cell technology having responsibilities for manufacturing, supply chain management and business development. Mr. Watkins has a Postgraduate Certificate in Design Manufacture, and Management Masters in Manufacturing, Design & Management from University of Cambridge and a BEng degree in Materials Science & Technology from University of Birmingham. He is also a Chartered Engineer and holds a Certified Diploma in Accounting and Finance. Since January 2026, Mr. Watkins has served as non-executive chairman of Plasma2X Limited, a plasma technology company (for nitrogen fixation) based in the UK.
Barbra Keck, Chief Financial Officer
Ms. Keck has served as our Chief Financial Officer since December 2022 and served as a member of our Board from February 2021 to November 2023. From February 2021 to December 2022, Ms. Keck served as the chief financial officer of Deverra Therapeutics, Inc., a developer of cell therapies. From January 2009 until May 2020, she held positions of increasing responsibility at Delcath Systems, Inc., an interventional oncology company, starting as controller and ultimately becoming a senior vice president in March 2015 and chief financial officer in February 2017. Ms. Keck received an M.B.A. in Accountancy from Baruch College and a Bachelor of Music in Music Education from the University of Dayton.

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table shows the compensation awarded to or earned by our principal executive officers during the fiscal year ended December 31, 2025 and December 31, 2024, our two other most highly compensated executive officers who were serving as executive officers as of December 31, 2025 and December 31, 2024, and up to two additional individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer as of December 31, 2025. The persons listed in the following table are referred to herein as the “named executive officers.”
Name	Year	Salary	Bonus	Stock Awards(1)	Option Awards(2)	All Other Compensation(3)	Total
		$	$	$	$	$	$
Ian Jenks Chief Executive Officer	2025	414,000	150,000	—	314,116	28,713	906,829
	2024	400,574	76,767	600	604,800	28,550	1,111,291
Barbra Keck Chief Financial Officer	2025	360,150	99,041	—	139,536	21,001	619,728
	2024	329,169	82,500	600	336,000	19,600	767,869
Simon Ogier, Ph.D.(4) Chief Technology Officer	2025	186,525	32,962	—	100,176	41,586	361,249
	2024	202,203	32,110	600	164,640	12,979	412,532
Jonathan Watkins, Chief Operating Officer	2025	218,538	—	—	169,951	12,000	400,489
	2024	—	—	—	—	—	—

(1)
The amounts reported represent the aggregate grant-date fair value of the stock awards awarded to the named executive officer, calculated in accordance with ASC 718.

(2)
The amounts reported represent the aggregate grant-date fair value of the stock options awarded to the named executive officer, calculated in accordance with ASC 718. Such grant-date fair value does not take into account any estimated forfeitures related to service-based vesting conditions.

(3)
Represents our contributions to our workplace pension scheme, the 401(k) Plan (as defined below) and private healthcare insurance.

(4)
On April 10, 2026, SmartKem, Inc. (the “Company”) accepted the voluntary resignation of Simon Ogier as the Chief Technology Officer of SmartKem Ltd., a subsidiary of the Company, effective April 13, 2026.

In accordance with the U.K. Pensions Act 2008 (the “Pensions Act”), we have established a workplace pensions scheme available for all our employees in the UK, which is equivalent to a defined contribution plan. In accordance with the Pensions Act, all eligible employees are automatically enrolled upon joining our company unless they advise they wish to opt out. As defined by the Pensions Act, the current required contributions are 5% employee and 3% employer. We match employee contributions to a maximum of 6% of base salary. Contributions made by us vest immediately.
We sponsor a 401(k) savings plan (the “401(k) Plan”) for all eligible employees. Under the 401(k) Plan, we do make matching contributions into the 401(k) Plan including the annual required safe harbor match.
Employment and Change in Control Agreements
Ian Jenks Employment Agreement
We have entered into an employment agreement with Mr. Jenks (the “Jenks Employment Agreement”) dated as of February 23, 2021 (the “Commencement Time”) setting forth the terms and conditions of his employment and his expectations as our Chief Executive Officer and President. The Jenks Employment Agreement provides, among other things, for: (i) a term of three years beginning from the Commencement Time, subject to automatic renewal for successive one year terms unless either party provides sixty (60) days prior written notice of its intent not to renew; (ii) an annual base salary of $300,000; (iii) eligibility for an annual bonus having a target of 30% of his then base salary; and (iv) in the event that Mr. Jenks’ employment is terminated without “cause” or he resigns “for good reason” (each as defined in the Jenks Employment Agreement), or his employment is terminated at the end of the any term, as the result of our company providing notice of non-renewal, subject to execution and non-revocation of a release of claims in our favor, Mr. Jenks’ will be eligible for: (a) payments equal to six (6) months of Mr. Jenks’ base salary (at the rate in effect immediately prior to the date of termination), less applicable withholdings and authorized deductions, to be paid in equal installments in accordance with our customary payroll practices), (b) a pro-rata bonus for the year of termination and (c) in the event Mr. Jenks timely elects to continue his health insurance employee benefits pursuant to COBRA, monthly payments equal to the applicable COBRA costs for a period of six (6) months. Mr. Jenks is subject to non-compete and non-solicit provisions, which applies during the term of his employment and for a period of 12 months following termination of his employment for any reason. The Jenks Employment Agreement also contains customary confidentiality and assignment of inventions provisions. In September 2023, the compensation committee approved an increase to Mr. Jenks’ annual base salary to $400,000 from $300,000, effective September 1, 2023, and increased Mr. Jenks’ annual target bonus percentage to 50% of his base salary from 30% of his base salary.
On September 3, 2025, the Company and Mr. Jenks entered into an amendment (the “Amendment”) to the Employment Agreement, dated February 2, 2021, between the Company and Mr. Jenks (the “Employment Agreement”). The Amendment increases Mr. Jenks’s cash severance entitlement from six (6) months of base salary to twelve (12) months of base salary if his employment is terminated by the Company without “Cause” or if he resigns for “Good Reason,” as those terms are defined in the Employment Agreement. The Amendment was approved by the Compensation Committee on September 3, 2025.
Barbra Keck Employment Agreement
On March 29, 2023, we entered into an employment agreement with Ms. Keck (the “Keck Employment Agreement”) setting forth the terms and conditions of her employment and her expectations as Chief Financial Officer. The Keck Employment Agreement provides, among other things, for: (i) a term of three years beginning from December 14, 2022, the date of Ms. Keck’s appointment as Chief Financial Officer, subject to automatic renewal for successive one year terms unless either party provides sixty (60) days prior written notice of its intent not to renew; (ii) an annual base salary of $300,000 (subject to adjustment upwards to $350,000 in the board of director’s discretion, but at the latest immediately upon the listing of the Company’s common stock on either The Nasdaq Stock Market or the NYSE American Exchange); (iii) eligibility for an annual bonus having a maximum of 40% of her then base salary; and (iv) in the event that Ms. Keck’s employment is terminated without “cause” or she resigns “for good reason” (each as defined in the Keck Employment Agreement), or her employment is terminated at the end of the any term as the result of the Company providing notice of non-renewal, subject to execution and non-revocation of a release of claims in the Company’s favor, Ms. Keck will be eligible for: (a) payments equal to twelve (12) months of her base salary (at the rate in effect immediately prior to the date of termination), less applicable withholdings and authorized deductions, to be paid in equal installments in accordance with our customary payroll practices), (b) a pro-rata bonus for the year of termination and (c) in the event Ms. Keck timely elects to continue any health insurance employee benefits pursuant to COBRA, monthly payments equal to the applicable COBRA costs for a period of six (6) months. Ms. Keck is subject to non-compete and non-solicit provisions, which apply during the term of her employment and for a period of twelve (12) months following termination of her employment for any reason. The Keck Employment Agreement also contains customary confidentiality and assignment of inventions provisions. Effective on May 31, 2024, the date the Company’s common stock became listed on Nasdaq, Ms. Keck’s salary was increased to $350,000.
Jonathan Watkins Employment Agreement
On March 10, 2025, the Company appointed Jonathan Watkins as its Chief Operating Officer. In connection with Mr. Watkins’ appointment, the Company’s wholly owned subsidiary, SmartKem Limited (“SKL”), entered into an employment agreement with Mr. Watkins dated March 10, 2025 (the “Watkins Employment Agreement”). Under the Employment Agreement, Mr. Watkins will receive an annual base salary of $257,000 and will be entitled to a discretionary bonus in an amount determined by the Board of Directors of SKL. The Employment Agreement provides for an unspecified term of employment, which may be terminated by either the Company or Mr. Watkins on no less than three months’ prior written notice

(the “Notice Period”); provided, that SKL will have the right to terminate Mr. Watkins’ employment at any time in which event Mr. Watkins will be entitled to receive a payment of an amount equal to his base salary for the Notice Period, less required withholdings. Under certain circumstances, SKL may terminate Mr. Watkins’ employment immediately without liability. SKL will also have the option to place Mr. Watkins on Garden Leave (as defined in the Employment Agreement) at any time for a period not to exceed the Notice Period. Mr. Watkins is subject to customary non-compete and non-solicit provisions. The Employment Agreement also contains customary confidentiality and assignment of invention provisions.
Simon Ogier Employment Agreement
We entered into a service agreement with Dr. Ogier, dated as of February 23, 2021 (the “Ogier Employment Agreement”). The Ogier Employment Agreement will continue until terminated (a) by either party giving not less than six months’ prior notice in writing, (b) by SmartKem electing to make a “Payment in Lieu” whereby SmartKem pays to Dr. Ogier an amount equal to his salary which he would have been entitled to receive during the notice period referenced in clause (a), or (c) for “cause”; (iii) an annual base salary of $163,788; and (iv) Dr. Ogier’s participation in SmartKem’s pension program and death in service (life insurance) scheme. The Ogier Employment Agreement also contains customary confidentiality and assignment of inventions provisions.
On April 10, 2026, SmartKem, Inc. (the “Company”) accepted the voluntary resignation of Simon Ogier as the Chief Technology Officer of SmartKem Ltd., a subsidiary of the Company, effective April 13, 2026. His resignation is not the result of any dispute or disagreement with the Company on any matters relating to the Company’s financial statements, internal controls, operations, policies, or practices.
One-Time Bonuses
On February 28, 2025, the compensation committee approved one-time bonuses to Mr. Jenks, Ms. Keck, and Mr. Ogier, in amounts equal to $150,000, $99,041, and $31,618, respectively.
Outstanding Equity Awards on December 31, 2025
The following table presents information regarding the outstanding options held by each of our named executive officers as of December 31, 2025.
			Option Awards
			Number of Securities Underlying Unexercised Options (#)		Option Exercise Price ($)	Option Expiration Date(1)
Name	Grant Date	Type	Exercisable	Unexercisable
Ian Jenks	03/31/2021	ISO	17,061	—	$70.00	03/30/2031
	08/07/2022	ISO	3,661	625	$70.00	08/06/2032
	06/14/2024	ISO	16,000	—	$6.50	06/14/2034
	06/14/2024	ISO	103,125	61,875	$6.50	06/14/2034
	04/15/2025	ISO	70,967	99,353	$2.51	04/14/2035
	09/03/2025	NQSO	50,001	110,004	$1.16	09/02/2035
Barbra Keck	03/31/2021	NQSO	515	—	$70.00	03/30/2031
	08/07/2022	NQSO	147	25	$70.00	08/06/2032
	12/14/2022	NQSO	9,644	3,214	$70.00	12/13/2032
	06/14/2024	ISO	62,500	37,500	$6.50	06/14/2034
	04/15/2025	ISO	31,525	44,135	$2.51	04/14/2035
	09/03/2025	NQSO	22,211	48,866	$1.16	09/02/2035

			Option Awards
			Number of Securities Underlying Unexercised Options (#)		Option Exercise Price ($)	Option Expiration Date(1)
Name	Grant Date	Type	Exercisable	Unexercisable
Simon Ogier, Ph.D.	03/31/2021	NQSO	5,332	—	$70.00	03/31/2031
	07/08/2022	NQSO	1,098	188	$70.00	07/08/2032
	06/14/2024	NQSO	30,625	18,375	$6.50	06/14/2034
	04/15/2025	NQSO	32,357	45,299	$2.51	04/14/2035
Jonathan Watkins	04/15/2025	NQSO	54,894	76851	$2.51	04/14/2035

(1)
The expiration date shown is the normal expiration date and the latest date that options may be exercised subject to certain extraordinary events.

DIRECTOR COMPENSATION
The following table sets forth information concerning the compensation paid to our directors during 2025.
Director Name	Year	Cash Compensation(5)	Stock Awards	Stock Option Awards	Total
		$	$	$	$
Klaas de Boer(1)	2025	55,000	—	44,105	99,105
Steven DenBaars(2)	2025	55,000	—	44,105	99,105
Sri Peruvemba(3)	2025	55,000	—	44,105	99,105
Melisa Denis(4)	2025	60,000	—	44,105	104,105

(1)
The aggregate number of shares of common stock underlying stock options outstanding as of December 31, 2025 held by Mr. de Boer was 67,068.

(2)
The aggregate number of shares of common stock underlying stock options outstanding as of December 31, 2025 held by Mr. DenBaars was 66,896.

(3)
The aggregate number of shares of common stock underlying stock options outstanding as of December 31, 2025 held by Mr. Peruvemba was 68,268.

(4)
The aggregate number of shares of common stock underlying stock options outstanding as of December 31, 2025 held by Ms. Denis was 66,381.

(5)
All board of directors were paid for the first quarter of 2025; the remaining three quarters were accrued through December 31, 2025 and paid during the second quarter of 2026.

Non-Employee Director Compensation
On March 31, 2021, the Board, upon recommendation of the Compensation Committee, adopted a non- employee director compensation policy (the “Policy”), pursuant to which each non-employee employee director is entitled to receive an annual cash retainer of $36,000. On July 31, 2024, the Board approved (i) an increase to the annual cash retainer to $55,000 and (ii) an annual $5,000 cash retainer to the Audit Committee chairperson. In addition, each non-employee director was initially granted options to purchase 18,000 shares of common stock, which will vest 25% on the one-year anniversary of the grant date and the remainder in equal monthly installments over three years and is entitled in each subsequent year to receive options to purchase 6,000 shares of common stock, which will vest on the one-year anniversary of the grant date. All equity awards granted pursuant to Policy are subject to the terms and conditions of the Company’s 2021 Equity Incentive Plan and/or the UK Tax-Advantaged Sub-Plan.
Policies and Practices Related to the Timing of Grants of Certain Equity Awards
Equity grants to new employees and directors may be made at the board of directors meeting following their hiring or appointment. To extent that we make equity grants to existing employees or directors, we typically have done so at board meetings at which officer bonuses are also determined. We do not have a practice of granting equity awards annually. We do not grant equity awards in anticipation of the release of material nonpublic information. Similarly, we do not time the release of material nonpublic information about the company based on equity award grant dates.
As required by SEC rules, the following table presents information regarding awards issued to our named executive officers in fiscal year 2025 during any period beginning four business days before the filing of a periodic report or current report disclosing material non-public information and ending one business day after the filing or furnishing of such report with the SEC.

Name	Grant Date	Number of Securities Underlying the Award	Exercise Price of the Award	Grant Date Fair Value of the Award(1)
Percentage Change
in the Closing Market Price
of the Securities Underlying the
Award Between the Trading Day
Ending Immediately Prior to the
Disclosure of Material Nonpublic
Information and the Trading
Day Beginning Immediately
Following the Disclosure of
Material Nonpublic Information

Ian Jenks	9/3/2025	160,005	$1.16	$94,403	(0.08)%
Barbra Keck	9/3/2025	71,077	$1.16	$41,935	(0.08)%

(1)
The amounts reported represent the aggregate grant-date fair value of the stock options awarded to the named executive officer, calculated in accordance with Accounting Standards Codification 718. Such grant-date fair value does not take into account any estimated forfeitures related to service-based vesting conditions.

EQUITY COMPENSATION PLAN INFORMATION
The 2021 Equity Incentive Plan which includes a UK Tax-Advantaged Sub-Plan for employees of SmartKem based in the United Kingdom (the “Plan”) was approved by our Board and stockholders on February 23, 2021. The general purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to our employees, directors, and consultants, and to promote the success of our business.
The following table provides information with respect to our compensation plans under which equity compensation was authorized as of December 31, 2025.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)(2)(3)	1,643,122	$5.91	4
Equity compensation plans not approved by security holders	—	—	—
Total	1,643,122	$5.91	4

(1)
The amounts shown in this row include securities under the Plan.

(2)
In accordance with the existing “evergreen” provision in our Plan, an additional 273,588 shares were automatically made available for issuance on the first day of 2026, which represents the maximum number of shares that can be added to the plan as a result of the evergreen provision.

(3)
Additional 800,000 shares were approved at the Annual Meeting of Stockholders on May 28, 2025.

REPORT OF THE AUDIT COMMITTEE1
The undersigned members of the Audit Committee of the Board of SmartKem, Inc. (the “Company”) submit this report in connection with the committee’s review of the financial reports for the fiscal year ended December 31, 2025, as follows:
1.
The Audit Committee has reviewed and discussed with management the audited financial statements for the Company for the fiscal year ended December 31, 2025.

2.
The Audit Committee has discussed with representatives of CBIZ CPAS P.C., the independent public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.

3.
The Audit Committee has discussed with CBIZ CPAS P.C., the independent public accounting firm, the auditors’ independence from management and the Company has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB.

In addition, the Audit Committee considered whether the provision of non-audit services by CBIZ CPAS P.C. is compatible with maintaining its independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the Securities and Exchange Commission.
Audit Committee of SmartKem, Inc.
Melisa Denis
Klaas de Boer
Steven DenBaars

1
The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be “filed” with the Securities and Exchange Commission (irrespective of any general incorporation language in any document filed with the Securities and Exchange Commission) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the Securities and Exchange Commission.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of May 1, 2026, by:
•
each person (or group of affiliated persons) who is known by us to beneficially own more than 5% of the common stock;

•
each of our named executive officers;

•
each of our directors; and

•
all of our directors and current executive officers as a group.

We have determined beneficial ownership in accordance with SEC rules. Except as indicated in the footnotes below, and subject to applicable community property laws, we believe, based on the information furnished to us, the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. The percentage of beneficial ownership is based on 21,446,213 shares of our common stock outstanding as of May 1, 2026. In computing the number of shares beneficially owned by a person or entity and the percentage ownership of that person or entity, we deemed to be outstanding all shares of our common stock as to which such person or entity has the right to acquire within 60 days of May 1, 2026, through the exercise of any option or other right. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person or entity. Unless otherwise noted below, the address of each beneficial owner named below is c/o SmartKem, Inc., Manchester Technology Center, Hexagon Tower, Delaunays Road, Blackley Manchester, M9 8GQ U.K.
Name of Beneficial Owner	Shares Beneficially Owned (#)	Percentage Beneficially Owned (%)
5% Stockholders:
Strategic Capital Advisors, Ltd.(1)	4,211,898	19.9%
Executive Officers and Directors:
Ian Jenks(2)	333,778	1.6%
Jonathan Watkins(3)	71,362	*
Barbra Keck(4)	159,113	*
Klaas de Boer(5)	55,709	*
Steven DenBaars(6)	39,100	*
Sri Peruvemba(7)	39,768	*
Melisa Denis(8)	37,881	*
All directors and current executive officers as a group:	736,711	3.5%

*
Less than 1%

(1)
Based upon the Company’s records, shares of our common stock held by Strategic Capital Advisors. The address of Strategic Capital Advisors is Old Ford Bay Town Center, Unit 7, Building 2, Nassau NP.

(2)
Includes 10,511 shares of our common stock held and options to acquire 323,267 shares of our common stock exercisable within 60 days of May 1, 2026.

(3)
Includes options to acquire 71,362 shares of our common stock exercisable within 60 days of May 1, 2026.

(4)
Includes 100 shares of our common stock held and options to acquire 159,013 shares of our common stock exercisable within 60 days of May 1, 2026.

(5)
Includes (i) 11,430 shares of our common stock held by Mr. de Boer’s spouse in our private placement that closed in February 2021, (ii) options to acquire 38,464 shares of our common stock exercisable within 60 days of May 1, 2026, (iii) 5,715 shares of common stock issuable upon exercise of certain warrants held by Mr. de Boer’s spouse and (iv) 100 shares of common stock held by Mr. de Boer.

(6)
Includes 815 shares of our common stock held and options to acquire 38,285 shares of our common stock exercisable within 60 days of May 1, 2026.

(7)
Includes 100 shares of our common stock held and options to acquire 39,768shares of our common stock exercisable within 60 days of May 1, 2026.

(8)
Includes 100 shares of our common stock held and options to acquire 37,881 shares of our common stock exercisable within 60 days of May 1, 2026.

TRANSACTIONS WITH RELATED PERSONS
The following is a description of transactions since January 1, 2025, and each currently proposed transaction in which:
•
the Company (“we”) has been or is to be a participant;

•
the amount involved exceeded or will exceed the lesser of $120,000 or 1% of our total assets at year-end for our last two completed fiscal years; and

•
any of our directors, executive officers or beneficial owners of more than 5% of our common stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest, other than compensation and other arrangements that are described in the section titled “Executive Compensation.”

Consulting Arrangement with Jonathan Watkins
Prior to his appointment as our Chief Operating Officer, Mr. Watkins served as a consultant to our company pursuant to an oral consulting arrangement. During the fiscal year ended December 31, 2024, we paid DITEVEN, a company controlled by Mr. Watkins, $65,501 for his services. From January 1, 2025 through Mr. Watkins’ appointment as our Chief Operating Officer on March 10, 2025, we paid DITEVEN $67,364.
2026 Debt Conversion Agreement
On February 5, 2026, we entered into a debt conversion agreement with SmartKem Limited, a wholly owned subsidiary of the Company, and a creditor (the “Creditor”), pursuant to which we agreed to issue to the Creditor (i) 385,130 shares of the Company’s common stock, par value $0.0001 per share, at an ascribed price of $2.75 per share and (ii) pre-funded warrants to purchase 348,260 shares of Common Stock in satisfaction of approximately $2,016,821 owed to the Creditor by SmartKem Limited.
Policies and Procedures for Related Party Transactions
Our board of directors has adopted a policy that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our common stock, any members of the immediate family of any of the foregoing persons and any firms, corporations or other entities in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest (collectively “related parties”), are not permitted to enter into a transaction with us without the prior consent of our board of directors acting through the Audit Committee or, in certain circumstances, the chairman of the Audit Committee. Any request for us to enter into a transaction with a related party, in which the amount involved exceeds $100,000 and such related party would have a direct or indirect interest must first be presented to our Audit Committee, or in certain circumstances the chairman of our Audit Committee, for review, consideration and approval. In approving or rejecting any such proposal, our Audit Committee, or the chairman of our Audit Committee, is to consider the material facts of the transaction, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the benefits to us, the availability of other sources of comparable products or services and the extent of the related party’s interest in the transaction.
Director Independence
Pursuant to the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Under such rules, our board of directors has determined that all current members of the board of directors are independent, except Mr. Jenks. Mr. Jenks is not an independent director under these rules because he is an executive officer of the Company. In making such independence determination, our board of directors considered the relationships that each non-employee director has with us and all other facts and circumstances that our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of the directors listed above, our board of directors considered the association of our directors with the holders of more than 5% of our common stock. There are no family relationships among any of our directors and executive officers.

PROPOSAL 3: TO APPROVE, ON AN ADVISORY BASIS, THE FREQUENCY AT WHICH FUTURE STOCKHOLDERS ADVISORY VOTES ON EXECUTIVE COMPENSATION SHALL OCCUR.
The Dodd-Frank Act requires that we provide our stockholders with the opportunity to cast an advisory vote on how frequently future stockholders advisory votes on executive compensation should occur. Stockholders may indicate their preference for a vote every one, two or three years, or may also abstain from voting on this proposal if preferred.
Our Board believes that a Say on Pay vote every year is consistent with our corporate governance and compensation philosophies and allows stockholders to express their views on the Company’s executive compensation program annually in light of the fact that executive compensation disclosures and decisions are made annually.
This advisory vote is not binding; however, the Board values the opinions that our stockholders express in their votes and will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation. The Board may decide that it is in the best interests of our stockholders to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders.
Stockholders may cast their vote on the preferred voting frequency of an advisory vote on executive compensation by choosing any one of the following options: (1) an advisory vote every one year; (2) an advisory vote every two years; (3) an advisory vote every three years; or (4) abstaining from voting. Stockholders are not voting to approve or disapprove of the Board’s recommendation.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS CAST THEIR VOTE “FOR” THE APPROVAL OF THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION EVERY YEAR.

PROPOSAL 4: TO RATIFY THE APPOINTMENT OF CBIZ CPAS P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2026
Principal Accountant Fees and Services
Upon approval of the Audit Committee of the Board, CBIZ CPAS P.C. (“CBIZ CPAS”) was engaged, effective April 15, 2026 to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
CBIZ CPAS has served as our independent registered public accounting firm since April 21, 2025. Marcum LLP (“Marcum”), which was acquired by CBIZ CPAS, served as our independent registered public accounting firm from June 20, 2023 until April 21, 2025. The following table summarizes the fees paid for professional services rendered by CBIZ CPAS P.C. for 2025 and Marcum, LLP for 2024, our independent registered public accounting firm, for each of the last fiscal years:
	For the Years End December 31,
US$(000)	2025	2024
Audit fees	$343	505
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total	$343	505
Audit Fees
Represents fees, including out of pocket expenses, for professional services provided in connection with the audit of our annual financial statements, the review of our quarterly financial statements, accounting consultations or advice on accounting matters necessary for the rendering of an opinion on our financial statements, services provided in connection with the offerings of our securities and audit services provided in connection with other statutory or regulatory filings.
Procedures for Approval of Fees
The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. The Audit Committee has established a policy regarding pre-approval of all auditing services and the terms thereof and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to us by the independent auditor. However, the pre-approval requirement may be waived with respect to the provision of non-audit services for us if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied.
The Audit Committee is responsible for reviewing and discussing the audited financial statements with management, discussing with the independent registered public accountants the matters required in Auditing Standards No. 16, receiving written disclosures from the independent registered public accountants required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountants’ communications with the Audit Committee concerning independence and discussing with the independent registered public accountants their independence, and recommending to our Board that the audited financial statements be included in our annual report on Form 10-K.
Attendance at Annual Meeting
Representatives of CBIZ CPAS will be present at the Annual Meeting and will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from stockholders.
Change in Auditors
On June 20, 2023, the Company requested and the Audit Committee accepted the resignation of BDO LLP (“BDO”), the Company’s independent registered public accounting firm, effective June 20, 2023. The

Audit Committee approved the engagement of Marcum as its new independent registered public accounting firm as of and for the year ended December 31, 2024, to fill the vacancy created by the resignation of BDO. As described below, the change in independent registered public accounting firm is not the result of any disagreement with BDO.
BDO’s audit reports on the Company’s financial statements for the years ended December 31, 2021 and 2022 did not provide an adverse opinion or disclaimer of opinion to the Company’s financial statements, nor modify its opinion as to uncertainty, audit scope or accounting principles, except that (i) the reports contained explanatory paragraphs stating that conditions existed that raised substantial doubt about the Company’s ability to continue as a going concern and (ii) the report for the year ended December 31, 2021 contained a paragraph related to the restatement of the 2021 financial statements
During the fiscal years ended December 31, 2021 and 2022, and the subsequent interim periods through June 20, 2023, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and BDO on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to BDO’s satisfaction, would have caused BDO to make reference thereto in their reports; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, except (a) the material weakness in internal controls identified by management in August 2022 related to the design and implementation of controls to evaluate and monitor the presentation and compliance with accounting principles generally accepted in the United States of America related to the cash flow statement and (b) the material weaknesses identified during the year ended December 31, 2020 and interim reporting periods during the year ended December 31, 2021 related to (x) segregation of duties risks in connection with the Company’s information technology infrastructure and (y) the fact that policies and procedures with respect to the review, supervision and monitoring of the Company’s accounting and reporting functions were either not designed and in place, or not operating effectively.
During the fiscal years ended December 31, 2021 and 2022 and the subsequent interim periods through June 20, 2023, neither the Company nor anyone on its behalf has consulted with Marcum regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Marcum concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.
On April 21, 2025, Marcum informed the Company that Marcum resigned as the Company’s independent registered public accounting firm. On April 21, 2025, the Company, with the approval of the Audit Committee, engaged CBIZ CPAS as the Company’s independent registered public accounting firm.
The reports of Marcum on the Company’s financial statements for the fiscal years ended December 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principle, except for the inclusion of an explanatory paragraph in the audit reports for the fiscal years ended December 31, 2024 and 2023 as to the Company’s ability to continue as a going concern.
During the fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through April 21, 2025, there were no (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which would have caused it to make reference to the subject matter of such a disagreement in connection with its audit reports on the Company’s financial statements for such years, or (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K), except for (i) the material weakness relating to the complex financial reporting and accounting associated with the Company’s June 2023 private placement, a non-cash item, which was identified in connection with the Company’s preparation of its financial statements for the second quarter of 2023 and remediated as of December 31, 2023 and (ii) the material weakness relating to the complex financial reporting and accounting associated with the Consent, Conversion and Amendment Agreement that the Company entered into on January 26, 2024, a non-cash item, which was identified in connection with the Company’s preparation of its financial statements for the first quarter of 2024 and remediated as of December 31, 2024.
During the fiscal years ended December 31, 2025 and 2024 and through [•], 2026, neither the Company nor anyone on its behalf consulted with CBIZ CPAS regarding (1) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that CBIZ CPAS concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF CBIZ CPAS P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2026.

PROPOSAL 5: TO APPROVE AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT THE COMPANY IS AUTHORIZED TO ISSUE FROM 300,000,000 TO 5,000,000,000 SHARES (PRIOR TO GIVING EFFECT TO THE REVERSE STOCK SPLITS)
The Board of Directors (the “Board”) is requesting stockholder approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the Company’s authorized number of shares of common stock from 300,000,000 shares to 5,000,000,000 shares.
The additional shares of common stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding common stock of the Company. Adoption of the proposed amendment and issuance of the common stock would not affect the rights of the holders of currently outstanding common stock of the Company, except for effects incidental to increasing the number of shares of the Company’s common stock outstanding, such as dilution of the earnings per share and voting rights of current holders of common stock. If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment (the “Authorized Share Amendment”) of the Company’s Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The text of the proposed Certificate of Amendment of the Amended and Restated Certificate of Incorporation is attached hereto as Appendix A.
In addition to the 21,446,213 shares of common stock outstanding on May 1, 2026, the Board has reserved 1,911,625 shares of common stock for grants of restricted stock, issuance upon exercise of options and rights and other equity awards granted under the Company’s 2021 Equity Incentive Plan, (the “Plan”), 27,954,459 shares of common stock which may be issued upon exercise of outstanding warrants at an exercise price of $1.22 per share, and 203,821,991 shares of common stock which may be issued upon conversion of the Company’s outstanding Series A preferred stock (subject to the approval of this Proposal 5 and the filing of the Authorized Share Amendment). Additionally, subject to the approval of this Proposal 5 and the filing of the Authorized Share Amendment, the Company will be obligated to reserve 1,000,000,000 shares of common stock issuable pursuant to the ELOC Purchase Agreement (as defined below).
Although, at present, the Board has no other plans to issue the additional shares of common stock, it desires to have the shares available to provide additional flexibility to use its capital stock for business and financial purposes in the future. The additional shares may be used for various purposes without further stockholder approval. These purposes may include raising capital; providing equity incentives to employees, officers or directors; establishing strategic relationships with other companies; expanding the Company’s business or product lines through the acquisition of other businesses or products; and other purposes.
The additional shares of common stock that would become available for issuance if the proposal were adopted could also be used by the Company to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to increase the authorized common stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, stockholders should be aware that approval of the proposal could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT THE COMPANY IS AUTHORIZED TO ISSUE FROM 300,000,000 TO 5,000,000,000 SHARES (PRIOR TO GIVING EFFECT TO THE REVERSE STOCK SPLITS).

PROPOSAL 6: TO APPROVE AN AMENDMENT TO OUR 2021 EQUITY INCENTIVE PLAN (THE “PLAN”) TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT THE COMPANY IS AUTHORIZED TO ISSUE PURSUANT TO THE PLAN FROM 1,643,692 TO [•] SHARES (PRIOR TO GIVING EFFECT TO THE REVERSE STOCK SPLIT)
General
The general purpose of our 2021 Equity Incentive Plan, as amended (the “Plan”), which includes a UK Tax-Advantaged Sub-Plan for our employees based in the United Kingdom, is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to our employees, directors, and consultants, and to promote the success of our business.
Our Board believes that the granting of stock options, restricted stock awards, restricted stock units, stock appreciation rights and similar kinds of cash-based and equity-based compensation (collectively, “awards”) promotes continuity of management and provides a critical incentive to align the interests of those who are primarily responsible for shaping and carrying out our long range plans and securing our growth and financial success with the interests of our stockholders.
On [•], 2026, our Board adopted, subject to approval of our stockholders, an amendment (the “Amendment”) increasing the number of shares of our common stock available for issuance under the Plan by 500,930 from 1,643,692 to 2,144,622 shares, subject to future increases pursuant to the “Evergreen Provision” of the Plan described below. If approved, all of the additional 500,930 shares may be granted under the Plan as “incentive stock options” (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). A copy of the Amendment is attached as Appendix B.
The Board directed that the Amendment be submitted to the stockholders for approval at the Annual Meeting in order to satisfy certain legal requirements, including requirements of Nasdaq Capital Market rules, and to permit the grant of ISOs under the Plan.
If our stockholders do not approve the Amendment, the Company will continue to operate the Plan under its current provisions, but will be limited in its ability to make future grants and incentives under the Plan to individuals we believe are and in the future will be critical to the Company’s success.
Description of the Existing Plan
The following description of the material terms of the Plan is intended to be a summary only. This summary is qualified in its entirety by the full text of the Plan, as amended to date, which is incorporated herein by reference to Exhibits 10.1, 10.2 10.17, and 10.33 to the Company’s Annual Report on Form 10-K filed on April 8, 2026.
Authorized Shares
After taking into account the adjustment provisions of the Plan, an amendment to the Plan approved by our stockholders at the annual meeting of stockholders held on August 25, 2023 that increased the number of shares of our common stock authorized for issuance under the Plan by 618,061 shares and an amendment to the Plan approved by our stockholders at the annual meeting of stockholders held on May 28, 2025 that increased the number of shares of our common stock authorized under the Plan by 800,000 shares, and the Evergreen Provision described below, the aggregate number of shares of our common stock that are authorized for issuance under the Plan is 1,917,280 shares. Of that number, 1,607,164 shares of our common stock have been issued under the Plan or are subject to outstanding awards under the Plan. Thus, without talking into account the Amendment, 310,116 shares of our common stock remain available under the Plan for future awards. If the Amendment is approved by our stockholders, the number of shares of our common stock reserved for issuance under the Plan will increase by 500,930 shares — from 1,643,692 shares to 2,144,622 shares.
All shares of common stock reserved for issuance under the Plan, including to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any shares of Common Stock that become available for issuance under the Plan pursuant to the Evergreen Provisions, may be granted as ISOs.

If an award granted under the Plan expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an exchange program or, with respect to restricted stock, RSUs, performance units, or performance shares, is forfeited to, or repurchased by, us due to failure to vest, then the unpurchased shares (or for awards other than stock options or stock appreciation rights, the forfeited or repurchased shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to stock appreciation rights, only the net shares actually issued will cease to be available under the Plan and all remaining shares under stock appreciation rights will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that actually have been issued under the Plan under any award will not be returned to the Plan; provided, however, that if shares issued pursuant to awards of restricted stock, RSUs, performance shares, or performance units are repurchased or forfeited to us due to failure to vest, such shares will become available for future grant under the Plan. Shares used to pay the exercise price of an award or to satisfy the tax withholding obligations related to an award will become available for future grant or sale under the Plan. To the extent an award is paid out in cash rather than shares, the cash payment will not result in a reduction in the number of shares available for issuance under the Plan.
Plan Administration
Our Board or one or more committees appointed by our Board administers the Plan and is referred to as the “administrator.” Subject to the provisions of the Plan, the administrator has the power to administer the Plan and make all determinations deemed necessary or advisable for administering the Plan, including the power to determine the fair market value of our common stock, select the service providers to whom awards may be granted, determine the number of shares of our common stock covered by each award, approve forms of award agreement for use under the Plan, determine the terms and conditions of awards (including the exercise price, the time or times when the awards may be exercised, any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any award or the shares relating thereto), construe and interpret the terms of the Plan and awards granted under it, prescribe, amend, and rescind rules and regulations relating to the Plan, including creating sub-plans, and modify or amend each award, including the discretionary authority to extend the post-termination exercisability period of awards (provided that no option or stock appreciation right will be extended past its original maximum term), temporarily suspend the exercisability of an award if the administrator deems such suspension to be necessary or appropriate for administrative purposes, and to allow a participant to defer the receipt of payment of cash or the delivery of shares that would otherwise be due to such participant under an award. The administrator may institute and determine the terms of an exchange program under which (i) outstanding awards are surrendered or cancelled in exchange for awards of the same type (which may have a higher or lower exercise price or different terms), awards of a different type and/or cash, (ii) participants would have the opportunity to transfer any outstanding awards to a financial institution or other person or entity selected by the administrator, and/or (iii) the exercise price of an outstanding award is increased or reduced. The administrator’s decisions, determinations, and interpretations are final and binding on all participants.
Eligibility.
Persons eligible to receive options or other awards under the Plan are all employees, officers, directors, consultants, advisors or other individual service providers of our Company.
As of May 1, 2026, the Company and its subsidiaries had a total of 27 employees, three executive officers and four non-employee directors. As of May 1, 2026, no person is eligible to participate as a result of a determination by the administrator that that person is a prospective employee, director or consultant of our Company or any affiliate. Except with respect to awards identified under the section below titled “New Plan Benefits”, as awards under the Plan are within the discretion of the administrator, we cannot determine how many individuals in each of the categories described above will receive awards.
Stock Options
Stock options may be granted under the Plan in such amounts as the administrator determines in accordance with the terms of the Plan. The exercise price of options granted under the Plan must at least be equal to the fair market value of our common stock on the date of grant unless the grant of an option would not violate applicable law, including applicable tax laws. On April 30, 2026, the closing sale price of a share of our common stock on The Nasdaq Capital Market was $0.193. The term of an option will be stated in the award agreement, and in the case of an ISO, may not exceed 10 years. With respect to any participant who owns stock representing more than 10% of the voting power of all classes of our outstanding stock, the term of an ISO granted to such participant must not exceed five years and the exercise price must equal at least 110% of the fair market value on the date of grant. The administrator will determine the methods of payment of the exercise price of an option, which may include cash, shares, or other property acceptable to the administrator, as well as other types of consideration permitted by applicable law. After a participant ceases to provide service as an employee, director, or consultant, he or she may exercise his or her option for the period of time stated in his or her award agreement. In the absence of a specified time in an award agreement, if the cessation of service is due to death or disability, the option will remain exercisable for 12 months. In all other cases, in the absence of a specified time in an award agreement, the option will remain exercisable for three months following the cessation of service. An option may not be exercised later than the expiration of its term. Subject to the provisions of the Plan, the administrator determines the other terms of options.
Stock Appreciation Rights
Stock appreciation rights may be granted under the Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our common stock between the exercise date and the date of grant. Stock appreciation rights will expire upon the date determined by the administrator and set forth in the award agreement. After a participant ceases to provide service as an employee, director, or consultant, he or she may exercise his or her stock appreciation right for the period of time stated in his or her award agreement. In the absence of a specified time in an award agreement, if cessation of service is due to death or disability, the stock appreciation rights will remain exercisable for 12 months. In all other cases, in the absence of a specified time in an award agreement, the stock appreciation rights will remain exercisable for three months following the cessation of service. However, in no event may a stock appreciation right be exercised later than the expiration of its term. Subject to the provisions of the Plan, the administrator determines the other terms of stock appreciation rights, including when such rights become exercisable and whether to pay any increased appreciation in cash, shares of our common stock, or a combination thereof, except that the per share exercise price for the shares to be issued pursuant to the exercise of a stock appreciation right will be no less than 100% of the fair market value per share on the date of grant.
Restricted and Unrestricted Stock
Restricted stock may be granted under the Plan. Restricted stock awards are grants of shares of our common stock that vest in accordance with terms and conditions established by the administrator (if any). The administrator will determine the number of shares of restricted stock granted to any employee, director, or consultant and, subject to the provisions of the Plan, will determine any terms and conditions of such awards. The administrator may impose whatever conditions to vesting it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to us); provided, however, that the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting and dividend rights with respect to such shares upon grant without regard to vesting, unless the administrator provides otherwise. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture. The administrator, in its sole discretion, may issue shares of our common stock under the Plan that are not subject to vesting or other conditions.
Restricted Stock Units
RSUs may be granted under the Plan. RSUs are bookkeeping entries representing an amount equal to the fair market value of one share of our common stock. Subject to the provisions of the Plan, the administrator determines the terms and conditions of RSUs, including the vesting criteria, and the form and timing of payment. The administrator may set vesting criteria based upon the achievement of company-wide, divisional, business unit, or individual goals (including continued employment or service), applicable federal or state securities laws, or any other basis determined by the administrator in its discretion. The administrator, in its sole discretion, may pay earned RSUs in the form of cash, in shares, or in some combination thereof. Notwithstanding the foregoing, the administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout. The administrator, in its sole discretion, may grant a RSU with rights to cash dividend equivalents which may be paid during the applicable vesting period or accumulated and paid at the end of the applicable vesting period.
Performance Units and Performance Shares
Performance units and performance shares may be granted under the Plan. Performance units and performance shares are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. The administrator will establish performance objectives or other vesting provisions in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants. The administrator may set performance objectives based upon the achievement of company-wide, divisional, business unit, or individual goals (including continued employment or service), applicable federal or state securities laws, or any other basis determined by the administrator in its discretion. After the grant of a performance unit or performance share, the administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such performance units or performance shares. Performance units will have an initial dollar value established by the administrator on or prior to the date of grant. Performance shares will have an initial value equal to the fair market value of our common stock on the date of grant. The administrator, in its sole discretion, may pay earned performance units or performance shares in the form of cash, in shares, or in some combination thereof. The administrator, in its sole discretion, may grant a performance unit with rights to cash dividend equivalents which may be paid during the applicable performance and/or vesting period or accumulated and paid at the end of the applicable performance and/or vesting period.
Non-Employee Directors
The Plan provides that all outside (non-employee) directors will be eligible to receive all types of awards (except for incentive stock options) under the Plan. In order to provide a maximum limit on the awards that can be made to our non-employee directors, the Plan provides that in any given fiscal year, a non-employee director may not be paid, issued, or granted equity awards (including awards issued under the Plan) with an aggregate value (the value of which will be based on their grant date fair value determined in accordance with U.S. generally accepted accounting principles) and any other compensation (including without limitation any cash retainers or fees) that, in the aggregate, exceed $500,000 (excluding awards or other compensation paid or provided to him or her as a consultant or employee). The maximum limits do not reflect the intended size of any potential grants or a commitment to make grants to our outside directors under the Plan in the future.
Non-Transferability of Awards
Unless the administrator provides otherwise, the Plan generally does not allow for the transfer of awards and only the recipient of an award may exercise an award during his or her lifetime. If the administrator makes an award transferable, such award will contain such additional terms and conditions as the administrator deems appropriate.
Certain Adjustments
In the event of certain changes in our capitalization, to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, the administrator will adjust the number and class of shares that may be delivered under the Plan and/or the number, class and price of shares covered by each outstanding award, and the numerical share limits set forth in the Plan.
Dissolution or Liquidation
In the event of our proposed dissolution or liquidation, the administrator will notify participants as soon as practicable prior to the effective date of such proposed transaction and all awards will terminate immediately prior to the consummation of such proposed transaction.

Exchange or Change in Control
The Plan provides that in the event of our merger with or into another corporation or entity or a change in control (as defined in the Plan), each outstanding award will be treated as the administrator determines, including, without limitation, that (i) awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices, (ii) upon written notice to a participant, that the participant’s awards will terminate upon or immediately prior to the consummation of such merger or change in control, (iii) outstanding awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon consummation of such merger or change in control and, to the extent the administrator determines, terminate upon or immediately prior to the effectiveness of such merger or change in control, (iv) (A) the termination of an award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such award or realization of the participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the administrator determines in good faith that no amount would have been attained upon the exercise of such award or realization of the participant’s rights, then such award may be terminated by us without payment), or (B) the replacement of such award with other rights or property selected by the administrator in its sole discretion, or (v) any combination of the foregoing. The administrator will not be obligated to treat similarly all awards, all awards a participant holds, all awards of the same type, or all portions of awards. In the event that the successor corporation does not assume or substitute for the award (or portions thereof), the participant will fully vest in and have the right to exercise all of his or her outstanding options and stock appreciations rights (or portions thereof) that is not assumed or substituted for, all restrictions on restricted stock, RSUs, performance shares, and performance units (or portions thereof) not assumed or substituted for will lapse, and, with respect to such awards with performance-based vesting (or portions thereof) not assumed or substituted for, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met, in all cases, unless specifically provided otherwise under the applicable award agreement or other written agreement between the participant and us or any parent or subsidiary. Additionally, in the event an option or stock appreciation right (or portions thereof) is not assumed or substituted for in the event of a merger or change in control, the administrator will notify each participant in writing or electronically that the option or stock appreciation right (or its applicable portion), as applicable, will be exercisable for a period of time determined by the administrator in its sole discretion, and the option or stock appreciation right (or its applicable portion), as applicable, will terminate upon the expiration of such period.
With respect to awards granted to an outside director, in the event of a change in control, the outside director’s options and stock appreciation rights, if any, will vest fully and become immediately exercisable, all restrictions on his or her restricted stock and RSUs will lapse, and, with respect to awards with performance- based vesting, all performance goals or other vesting requirements for his or her performance shares and units will be deemed achieved at 100% of target levels and all other terms and conditions met, in all cases, unless specifically provided otherwise under the applicable award agreement or other written agreement between the participant and us or any parent or subsidiary.
Clawback
Awards will be subject to any Company clawback policy and the administrator also may specify in an award agreement that the participant’s rights, payments, and benefits with respect to an award will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition upon the occurrence of certain specified events. The administrator may require a participant to forfeit, return, or reimburse us all or a portion of the award and any amounts paid under the award pursuant to the terms of the clawback policy or applicable laws. Effective as of the date our common stock began trading on The Nasdaq Capital Market, we adopted the Policy for Recovery of Erroneously Awarded Compensation (the “Recovery Policy”), in accordance with the requirements of the Nasdaq listing standards and the rules of the SEC implementing Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. The Recovery Policy requires the administrator to recoup certain cash and equity incentive compensation paid to or deferred by executive officers in the event the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the federal securities laws.

Amendment; Termination
Subject to stockholder approval if required by applicable law, the administrator has the authority to amend, alter, suspend, or terminate the Plan provided such action does not materially impair the existing rights of any participant. The Plan automatically will terminate in 2031, unless terminated sooner.
Plan Benefits
Since the adoption of the Plan through May 1, 2026, we have granted the following stock options under the Plan to the individuals and groups listed below. In all cases, the securities underlying such stock options were shares of our common stock. These share numbers do not take into account the effect of awards that have been cancelled or forfeited.
	Number of Shares Subject to Stock Options	Number of Shares Subject to Stock Awards
Named Executive Officers
Ian Jenks, Chief Executive Officer	532,672	100
Barbra Keck, Chief Financial Officer	260,282	100
Executive Officer Group(1)	926,228	300
Non-Employee Director Group	268,613	400
Nominee for Election as Director	135,336	200
Klaas de Boer(2)	67,068	100
Sriram Peruvemba(3)	68,268	100
Associates of any of such directors, executive officers or nominee	—	—
Each other person who received or is to receive five percent of such options	—	—
Non-Executive Officer Employee Group	[•]	[•]

(1)
Includes shares of common stock underlying stock options and stock awards listed separately for Mr. Jenks, Ms. Keck and Dr. Ogier, as well as shares of common stock underlying stock options and stock awards issued to all other current executive officers.

(2)
Shares underlying stock options and stock awards held by Klaas de Boer are included in the total for the Non-Employee Director Group.

(3)
Shares underlying stock options and stock awards held by Sriram Peruvemba are included in the total for the Non-Employee Director Group.

Material Federal Income Tax Consequences
The following is a summary of the principal federal income tax consequences of option and other Awards under the Plan. Optionees and recipients of other rights and awards granted under the Plan are advised to consult their personal tax advisors before exercising an option or stock appreciation right or disposing of any stock received pursuant to the exercise of an option or stock appreciation right or following vesting of a restricted stock award or restricted stock unit or upon grant of an unrestricted stock award. In addition, the following summary is based upon an analysis of the Code as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change and does not address state, local or other tax laws.
Treatment of Options
The Code treats incentive stock options and nonstatutory stock options differently. However, as to both types of options, no income will be recognized to the optionee at the time of the grant of the options under the Plan, nor will our Company be entitled to a tax deduction at that time.
Generally, upon exercise of a nonstatutory stock option (including an option intended to be an incentive stock option but which has not continued to so qualify at the time of exercise), an optionee will recognize ordinary income tax on the excess of the fair market value of the stock on the exercise date over the option price. Our Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee in the fiscal year which includes the end of the optionee’s taxable year. We will be required to satisfy applicable withholding requirements in order to be entitled to a tax deduction. In general, if an optionee, in exercising a nonstatutory stock option, tenders shares of our common stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of an incentive stock option and the tender is within two years from the date of grant or one year after the date of exercise of the incentive stock option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the incentive stock option.
For incentive stock options, there is no taxable income to an optionee at the time of exercise. However, the excess of the fair market value of the stock on the date of exercise over the exercise price will be taken into account in determining whether the “alternative minimum tax” will apply for the year of exercise. If the shares acquired upon exercise are held until at least two years from the date of grant and more than one year from the date of exercise, any gain or loss upon the sale of such shares, if held as capital assets, will be long-term capital gain or loss (measured by the difference between the sales price of the stock and the exercise price). Under current federal income tax law, a long-term capital gain will be taxed at a rate which is less than the maximum rate of tax on ordinary income. If the two-year and one year holding period requirements are not met (a “disqualifying disposition”), an optionee will recognize ordinary income in the year of disposition in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition minus the exercise price. The remainder of the gain will be treated as long-term capital gain, depending upon whether the stock has been held for more than a year. If an optionee makes a disqualifying disposition, our Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee.
In general, if an optionee, in exercising an incentive stock option, tenders shares of common stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of another incentive stock option and the tender is within two years from the date of grant or one year after the date of exercise of the other option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the other option.
As noted above, the exercise of an incentive stock option could subject an optionee to the alternative minimum tax. The application of the alternative minimum tax to any particular optionee depends upon the particular facts and circumstances which exist with respect to the optionee in the year of exercise. However, as a general rule, the amount by which the fair market value of the common stock on the date of exercise of an option exceeds the exercise price of the option will constitute an item of “adjustment” for purposes of determining the alternative minimum taxable income on which the alternative tax may be imposed. As such, this item will enter into the tax base on which the alternative minimum tax is computed and may therefore cause the alternative minimum tax to become applicable in any given year.
Treatment of Stock Appreciation Rights
Generally, the recipient of a stock appreciation right will not recognize any income upon grant of the stock appreciation right, nor will our Company be entitled to a deduction at that time. Upon exercise of a stock appreciation right, the holder will recognize ordinary income, and our Company generally will be entitled to a corresponding deduction equal to the fair market value of our common stock at that time.
Treatment of Stock Awards
Generally, absent an election to be taxed currently under Section 83(b) of the Code (a “Section 83(b) Election”), there will be no federal income tax consequences to either the recipient or our Company upon the grant of a restricted stock award. At the expiration of the restriction period and the satisfaction of any other restrictions applicable to the restricted shares, the recipient will recognize ordinary income and our Company generally will be entitled to a corresponding deduction equal to the fair market value of the common stock at that time. If a Section 83(b) Election is made within 30 days after the date the restricted stock award is granted, the recipient will recognize an amount of ordinary income at the time of the receipt of the restricted shares, and our Company generally will be entitled to a corresponding deduction, equal to the fair market value (determined without regard to applicable restrictions) of the shares at such time, less any amount paid by the recipient for the shares. If a Section 83(b) Election is made, no additional income will be recognized by the recipient upon the lapse of restrictions on the shares (and prior to the sale of such shares), but, if the shares are subsequently forfeited, the recipient may not deduct the income that was recognized pursuant to the Section 83(b) Election at the time of the receipt of the shares.
The recipient of an unrestricted stock award will recognize ordinary income, and our Company generally will be entitled to a corresponding deduction, equal to the fair market value of our common stock that is the subject of the award when the award is made.
The recipient of a restricted stock unit will recognize ordinary income as and when the units vest and shares of our common stock are issued. The amount of the income will be equal to the fair market value of the shares of our common stock issued at that time, and our Company will be entitled to a corresponding deduction. The recipient of a restricted stock unit will not be permitted to make a Section 83(b) Election with respect to such award.
The federal income tax consequences of performance share awards, performance unit awards, other cash-based awards and other stock-based awards will depend on the terms and conditions of those awards but, in general, participants will be required to recognize ordinary income in an amount equal to the cash and the fair market value of any fully vested shares of our common stock paid, determined at the time of such payment, in connection with such awards.
Section 409A
If an award is subject to Section 409A of the Code but does not comply with the requirements of Section 409A of the Code, the taxable events as described above could apply earlier than described and could result in the imposition of additional taxes and penalties. Participants are urged to consult with their tax advisors regarding the applicability of Section 409A of the Code to their awards.
Potential Limitation on Company Deductions
Section 162(m) of the Code generally disallows a tax deduction for compensation in excess of $1 million paid in a taxable year by a publicly held corporation to its chief executive officer and certain other “covered employees”. The Committee intends to consider the potential impact of Section 162(m) on grants made under the Plan but reserves the right to approve grants of options and other awards for an executive officer that exceeds the deduction limit of Section 162(m).
Tax Withholding
As and when appropriate, we shall have the right to require each optionee purchasing shares of common stock and each grantee receiving an award of shares of common stock under the Plan to pay any federal, state or local taxes required by law to be withheld.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO OUR 2021 EQUITY INCENTIVE PLAN (THE “PLAN”) TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT THE COMPANY IS AUTHORIZED TO ISSUE PURSUANT TO THE PLAN FROM 1,643,692 TO 2,144,622 SHARES (PRIOR TO GIVING EFFECT TO THE REVERSE STOCK SPLIT).

PROPOSAL 7: TO APPROVE UP TO TWO AMENDMENTS TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO GRANT DISCRETIONARY AUTHORITY TO OUR BOARD OF DIRECTORS TO EFFECT UP TO TWO REVERSE STOCK SPLITS
Overview
Our Board has determined that it is advisable and in the best interests of the Company and its stockholders for us to (i) amend our Amended and Restated Certificate of Incorporation (the “First Reverse Split Amendment”) to authorize our Board to effect a reverse stock split of our issued shares of common stock at a specific ratio, ranging from 1:2 to 1:125 (the “First Split Approved Split Ratio”), to be determined by the Board without further approval or authorization of our stockholders, at any time prior to the one year anniversary of the date of the Annual Meeting (the “First Reverse Stock Split”), and (ii) thereafter, to again amend our Amended and Restated Certificate of Incorporation (the “Second Reverse Split Amendment,” and together with the First Reverse Split Amendment, the “Reverse Split Amendments”) to authorize our Board to effect an additional reverse stock split of our issued shares of common stock at a specific ratio, ranging from 1:2 to 1:125 (the “Second Split Approved Split Ratio,” and together with the First Split Approved Split Ratio, the “Approved Split Ratios”), to be determined by the Board without further approval or authorization of our stockholders, at any time following the First Reverse Stock Split and prior to the one year anniversary of the date of the Annual Meeting (the “Second Reverse Stock Split” and together with the First Reverse Stock Split, the “Reverse Stock Splits”); provided that, the Approved Split Ratios will not in the aggregate result in a ratio exceeding 1:250. A vote for this Proposal 7 will constitute adoption and approval of each of the Reverse Split Amendments and each of the Reverse Stock Splits that, once effected by filing the applicable Reverse Split Amendment with the Secretary of State of the State of Delaware, will in each case combine between 2 and 250 shares of our Common Stock into one share of our Common Stock. If implemented, the Reverse Stock Splits will have the effect of decreasing the number of shares of our Common Stock issued, but will have no effect on the number of shares of Common Stock we are authorized to issue.
The Reverse Stock Splits, if approved and effected, could result in an aggregate reverse stock split ratio of up to 1:250 shares of our Common Stock. However, our Board reserves the right to elect not to proceed with either or both of the Reverse Stock Splits and to abandon either or both of the Reverse Stock Splits if it determines, in its sole discretion that the applicable Reverse Stock Split is no longer in the best interests of our stockholders. Once this Proposal 7 is approved by the stockholders, no further action by the stockholders will be required for our Board to either implement or abandon either or both of the Reverse Stock Splits. For the avoidance of doubt, except as otherwise specified herein, all share and dollar amounts set forth in this Proxy Statement are on a pre-Reverse Stock Splits basis.
If our Board does not effect either of the Reverse Stock Splits on or before the one-year anniversary of the approval of Proposal 7, any discretionary authority granted to our Board by our stockholders pursuant to Proposal 7 to file either of the Reverse Split Amendments and to effect either of the Reverse Stock Splits, as applicable, will terminate.
By approving Proposal 7, the stockholders would, subject to the limitations described herein, give our Board the discretionary authority, but not the obligation, to effect each of the First Reverse Stock Split and the Second Reverse Stock Split, respectively, and full discretion to approve the ratio at which shares of Common Stock will be reclassified, in each case within the applicable Approved Split Ratios. The exact ratio of each of the Reverse Stock Splits, if approved and effected at all, will be (i) with respect to the First Reverse Stock Split, on or before the one-year anniversary of this Annual Meeting and (ii) with respect to the Second Reverse Stock Split, on or after the date of the effectiveness of the First Reverse Stock Split and on or before the one-year anniversary this Annual Meeting, in each case, to provide our board of directors with the flexibility to determine the appropriate ratio and timing for the applicable Reverse Stock Split based upon our performance and other market factors. The applicable Reverse Split Amendment setting forth the applicable Approved Split Ratio approved by the Board will be filed with the Secretary of State of the State of Delaware and any amendment to effect such Reverse Stock Splits at any other Approved Split Ratio will be abandoned. The form proposed to be used for each Reverse Split Amendment is included as Appendix C to this Proxy Statement.

Purpose and Rationale for the Reverse Stock Splits
The Board strongly believes that the proposed Reverse Stock Splits may make our Common Stock more attractive to a broader range of institutional and other investors. It is our understanding that the current market price of our Common Stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. It is also our understanding that many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Conversely, we understand that low-priced stocks attract the interest of short-term traders, which may result in significant volatility due to short sellers of common stock and buy-and-hold decisions of longer investors. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. However, some investors may view the Reverse Stock Splits negatively because it reduces the number of shares of Common Stock available in the public market. In addition to the foregoing, the increase in the market price of our Common Stock resulting from the Reverse Stock Splits will assist the Company in continuing to achieve compliance with the minimum price requirement of The Nasdaq Capital Market and reduce the risk that the Common Stock may delisted.
Reducing the number of outstanding shares of our Common Stock through the Reverse Stock Splits is intended, absent other factors, to increase the per share market price of our Common Stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock. As a result, there can be no assurance that the Reverse Stock Splits, if either or both completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Splits, or that the market price of our Common Stock will not decrease in the future.
Risks of the Proposed Reverse Stock Splits
There can be no assurance that the per share market price of our Common Stock following either of the Reverse Stock Splits will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before such Reverse Stock Split.
There can be no assurance that the market price per share of our Common Stock after either of the Reverse Stock Splits will remain unchanged or increase in proportion to the reduction in the number of shares of our Common Stock outstanding before such Reverse Stock Split.
If implemented, our Board expects that each of the Reverse Stock Splits will increase the market price of our common stock. However, the effect of the Reverse Stock Splits upon the market price of our common stock cannot be predicted with any certainty. It is possible that (i) the per share price of our common stock after the First Reverse Stock Split will not rise in proportion to the reduction in the number of shares of our common stock outstanding resulting from the First Reverse Stock Split or (ii) the market price per post-First Reverse Stock Split share may not exceed or remain in excess of the required minimum price for a sufficient period of time to satisfy an exchange’s listing requirements. Even if the Reverse Stock Splits are implemented, the market price of our Common Stock may decrease due to factors unrelated to the Reverse Stock Splits. In any case, the market price of our Common Stock will be based on other factors which may be unrelated to the number of shares outstanding, including our future performance and prospects. If the Reverse Stock Splits are consummated and the trading price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of such Reverse Stock Split.

There can be no assurance that the Reverse Stock Splits will allow us to meet all applicable Nasdaq listing requirements or prevent our common stock from becoming subject to delisting from Nasdaq, which could negatively affect the trading price of our common stock, reduce the liquidity of our common stock and restrict our ability to access the capital markets.
Our common stock is listed on The Nasdaq Capital Market. We must satisfy the continued listing requirements of Nasdaq to maintain the listing of our common stock on The Nasdaq Capital Market.
The Board expects that the Reverse Stock Splits will allow us to continue to achieve the minimum price requirement of The Nasdaq Capital Market. However, there can be no assurance that we will be able to maintain compliance with The Nasdaq Capital Market. continued listing requirements, and if we are unable to maintain compliance with the continued listing requirements, including the minimum price requirement and the minimum stockholders’ equity requirement, our shares may be delisted from The Nasdaq Capital Market., which could reduce the liquidity of our common stock materially and result in a corresponding material reduction in the price of our common stock.
In addition, delisting could harm our ability to raise capital through alternative financing sources on terms acceptable to us, or at all, and may result in the potential loss of confidence by investors, employees, suppliers, customers and business development opportunities. Such a delisting likely would impair your ability to sell or purchase our common stock when you wish to do so. Further, if we were to be delisted from The Nasdaq Capital Market, our common stock may no longer be recognized as a “covered security,” and we would be subject to regulation in each state in which we offer our securities. Delisting can also lead a termination that our common stock is stock is a “penny stock” which will require brokers trading in our common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our common stock. Thus, delisting from The Nasdaq Capital Market could adversely affect our ability to raise additional financing through the public or private sale of equity securities, would significantly impact the ability of investors to trade our securities and would negatively impact the value and liquidity of our common stock
A decline in the market price of our Common Stock after either or both of the Reverse Stock Splits are approved and effected may result in a greater percentage decline than would occur in the absence of the Reverse Stock Split(s).
If either or both of the Reverse Stock Splits are approved and effected and the market price of our Common Stock declines, the percentage decline may be greater than would occur in the absence of the Reverse Stock Split(s). The market price of our Common Stock will, however, also be based upon our performance and other factors, which are unrelated to the number of shares of Common Stock outstanding.
The proposed Reverse Stock Splits may decrease the liquidity of our common stock.
The liquidity of our common stock may be harmed by the proposed Reverse Stock Splits given the reduced number of shares of Common Stock that would be outstanding after the Reverse Stock Split(s), particularly if the market price of our Common Stock does not increase as a result of the Reverse Stock Split(s).
Determination of the Ratio for the Reverse Stock Split
If Proposal 7 is adopted and approved by stockholders and the Board determines that it is in the best interests of the Company and its stockholders to implement each Reverse Stock Split, the applicable Approved Split Ratio will be selected by the Board, in its sole discretion. However, in the aggregate, the Approved Split Ratio will not be less than a ratio of 1:4 and will not exceed 1:250. In determining which Approved Split Ratio to use, the Board will consider numerous factors, including the historical and projected performance of the Common Stock, the effect of the Approved Split Ratio on our ability to meet the continued listing requirements of The Nasdaq Capital Market, prevailing market conditions and general economic trends, and will place emphasis on the expected closing price of the Common Stock in the period following the effectiveness of each Reverse Stock Split. The Board will also consider the impact of the Approved Split Ratios on investor interest in our common stock. The purpose of selecting a range is to give the Board the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to changing market conditions.

Principal Effects of the Reverse Stock Splits
After the effective date of each proposed Reverse Stock Split, each stockholder will own a reduced number of shares of common stock. Except for adjustments that may result from the treatment of fractional shares as described below, the proposed Reverse Stock Split will affect all stockholders uniformly. The proportionate voting rights and other rights and preferences of the holders of our Common Stock will not be affected by each Reverse Stock Splits except for adjustments that may result from the treatment of fractional shares as described below. For example, a holder of 2% of the voting power of the outstanding shares of our common stock immediately prior to each Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of our common stock immediately after such Reverse Stock Split. The number of stockholders of record also will not be affected by the proposed Reverse Stock Split.
The following table contains approximate number of issued and outstanding shares of common stock, and the estimated per share trading price, following each Reverse Stock Split in a range of Approved Split Ratios, without giving effect to any adjustments for fractional shares of common stock or the issuance of any derivative securities, assuming 21,446,213 shares of Common Stock issued and outstanding immediately prior to the Reverse Split in each case, which was the number of shares of Common Stock issued and outstanding as of May 1, 2026.
After the First Reverse Stock
	Current	1:25	1:75	1:125
Common Stock Authorized (without giving effect to the approval of Proposal 9)(1)	300,000,000	300,000,000	300,000,000	300,000,000
Common Stock Authorized (after giving effect to the approval of Proposal 9)(1)	5,000,000,000	5,000,000,000	5,000,000,000	5,000,000,000
Common Stock Issued and Outstanding	21,446,213	857,849	285,950	171,570
Number of Shares of Common Stock Reserved for Issuance(2)	233,688,075	9,347,523	3,115,841	1,869,505
Number of Shares of Common Stock Authorized but Unissued and Unreserved (without giving effect to the approval of Proposal 9)	44,865,712	1,794,629	598,210	358,926
Number of Shares of Common Stock Authorized but Unissued and Unreserved (after giving effect to the approval of Proposal 9)	4,721,446,213	188,857,849	62,952,617	37,771,570
Price per share, based on the closing price of our Common Stock on April 30, 2026(3)	$0.193	$4.83	$14.48	$24.13

(1)
The Reverse Stock Splits will not have any impact on the number of shares of common stock we are authorized to issue under our Charter.

(2)
Includes (i) 1,601,509 shares of common stock issuable upon exercise of stock options, with a weighted average exercise price of $5.95 per share, under the Plan (prior to giving effect to the proposed amendment to the Plan as described in Proposal 6), (ii) 310,116 shares of common stock available for future issuance under our Plan (prior to giving effect to the proposed amendment to the Plan as described in Proposal 6), (iii) 27,954,459 shares of common stock issuable upon exercise of outstanding warrants, with a weighted average exercise price of $1.22 per share, 203,821,991 shares of common stock issuable upon conversion of the outstanding shares of our Series A Preferred Stock.

(3)
The price per share indicated reflects solely the application of the applicable reverse stock split ratio to the closing price of the common stock on April 30, 2026.

After the effective date of the First Reverse Stock Split, our common stock would have a new committee on uniform securities identification procedures (CUSIP) number, a number used to identify our common stock.
After the Second Reverse Stock Split
	Current	1:150(4)	1:200(4)	1:250(4)
Common Stock Authorized (without giving effect to the approval of Proposal 9)(1)	300,000,000	300,000,000	300,000,000	300,000,000
Common Stock Authorized (after giving effect to the approval of Proposal 9)(1)	5,000,000,000	5,000,000,000	5,000,000,000	5,000,000,000
Common Stock Issued and Outstanding	21,446,213	142,975	107,232	85,785
Number of Shares of Common Stock Reserved for Issuance(2)	233,688,075	9,347,523	3,115,841	1,869,505
Number of Shares of Common Stock Authorized but Unissued and Unreserved (without giving effect to the approval of Proposal 9)	44,865,712	290,509,502	296,776,927	298,044,710
Number of Shares of Common Stock Authorized but Unissued and Unreserved (after giving effect to the approval of Proposal 9)	4,744,865,712	4,990,509,502	4,996,776,927	4,998,044,710
Price per share, based on the closing price of our Common Stock on April 30, 2026(3)	$0.193	$28.95	$38.60	$48.25

(1)
The Reverse Stock Splits will not have any impact on the number of shares of common stock we are authorized to issue under our Charter.

(2)
Includes (i) 1,601,509 shares of common stock issuable upon exercise of stock options, with a weighted average exercise price of $5.95 per share, under the Plan (prior to giving effect to the proposed amendment to the Plan as described in Proposal 6), (ii) 310,116 shares of common stock available for future issuance under our Plan (prior to giving effect to the proposed amendment to the Plan as described in Proposal 6), (iii) 27,954,459 shares of common stock issuable upon exercise of outstanding warrants, with a weighted average exercise price of $1.22 per share, 203,821,991 shares of common stock issuable upon conversion of the outstanding shares of our Series A Preferred Stock.

(3)
The price per share indicated reflects solely the application of the applicable reverse stock split ratio to the closing price of the common stock on April 30, 2026.

(4)
Represents the aggregate ratio of the First Reverse Stock Split and Second Reverse Stock Split after giving effect to the First Reverse Stock Split.

After the effective date of the Second Reverse Stock Split, our common stock would have a new committee on uniform securities identification procedures (CUSIP) number, a number used to identify our common stock.
Effect on Outstanding Equity Securities
The Reverse Stock Splits will require that proportionate adjustments be made to the conversion rate, the per share exercise price and the number of shares issuable upon the exercise or conversion of the following outstanding equity securities issued by us, in accordance with the Approved Split Ratio (all figures are as of May 1, 2026 and are on a pre-Reverse Stock Split basis), including:

•
1,601,509 shares of common stock issuable upon the exercise of stock options, at a weighted average exercise price of $5.95 per share under the Plan;

•
27,954,450 shares of common stock issuable upon exercise of outstanding warrants, with a weighted average exercise price of $1.22 per share;

•
310,116 shares of common stock that are available for future issuance under the Plan (before taking into account any amendment to the Plan as described in Proposal 6); and

•
203,821,991 shares of common stock issuable upon conversion of the Series A Preferred Stock;

The adjustments to the above securities, as required by the Reverse Stock Splits and in accordance with the Approved Split Ratio, would result in approximately the same aggregate price being required to be paid under such securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise or conversion, immediately following the Reverse Stock Splits as was the case immediately preceding the Reverse Stock Splits.
Effect on our Equity Incentive Plan
As of May 1, 2026, we had 1,601,509 shares of common stock reserved for issuance pursuant to the exercise of outstanding options issued under the Plan, as well as 310,116 shares of common stock available for issuance under the Plan (prior to giving effect to the proposed amendment to the Plan as described in Proposal 6). Pursuant to the terms of the Plan, the Board, or a designated committee thereof, as applicable, will adjust the number of shares of common stock underlying outstanding stock options, the exercise price per share of outstanding stock options and other terms of outstanding awards issued pursuant to the Plan to equitably reflect the effects of the Reverse Stock Splits. Furthermore, the number of shares available for future grant under the Plan will be similarly adjusted.
Effective Date
Each proposed Reverse Stock Split would become effective on the date of filing of the applicable Reverse Split Amendment with the office of the Secretary of State of the State of Delaware unless another effective date is set forth in such Reverse Split Amendment. On the effective date, shares of common stock issued immediately prior thereto will be combined and reclassified, automatically and without any action on the part of our stockholders, into new shares of common stock in accordance with the applicable Approved Split Ratio set forth in this Proposal 7. If each Reverse Split Amendment is not adopted and approved by our stockholders, the Reverse Stock Splits will not occur.
Treatment of Fractional Shares
No fractional shares of common stock will be issued as a result of the Reverse Stock Splits. Instead, record holders of our common stock who otherwise would be entitled to receive a fractional share because they hold a number of shares not evenly divisible by the applicable Approved Split Ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share. In any event, cash will not be paid for fractional shares.
Record and Beneficial Stockholders
If the Reverse Split Amendments are adopted and approved and the Reverse Stock Splits are authorized by our stockholders and our Board elects to implement the Reverse Stock Splits, stockholders of record holding some or all of their shares of common stock electronically in book-entry form under the direct registration system for securities will receive a transaction statement at their address of record indicating the number of shares of common stock they hold after the Reverse Stock Splits. Non-registered stockholders holding common stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the consolidation than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.
If the Reverse Split Amendments are adopted and approved and the Reverse Stock Splits are authorized by the stockholders and our Board elects to implement the Reverse Stock Splits, stockholders of record holding some or all of their shares in certificated form can surrender certificates representing pre-Reverse Stock Split shares to our transfer agent, Equiniti Trust Company LLC, in exchange for a certificate representing post-Reverse Stock Split shares. Each certificate representing shares before the Reverse Stock Splits would continue to be valid and would represent the adjusted number of whole shares based on the Approved Split Ratio selected by the Board. No new post-Reverse Stock Split share certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s).
STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-REVERSE SPLIT STOCK
CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE
REQUESTED TO DO SO.
Accounting Consequences
The par value per share of common stock would remain unchanged at $0.0001 per share after the Reverse Stock Splits. As a result, on the effective date of the Reverse Stock Splits, the stated capital on our balance sheet attributable to the common stock will be reduced proportionally, based on the Approved Split Ratio selected by the Board, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share common stock net income or loss and net book value will be increased because there will be fewer shares of common stock outstanding. The shares of common stock held in treasury, if any, will also be reduced proportionately based on the Approved Split Ratio selected by the Board. Retroactive restatement will be given to all share numbers in our financial statements, and accordingly all amounts including per share amounts will be shown on a post-split basis. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.
No Appraisal Rights
Our stockholders are not entitled to dissenters’ or appraisal rights under the Delaware General Corporation Law with respect to this Proposal 7 and we will not independently provide our stockholders with any such right if the Reverse Stock Splits are implemented.
Material Federal U.S. Income Tax Consequences of the Reverse Stock Splits
The following is a summary of material U.S. federal income tax consequences of a Reverse Stock Split to our U.S. Holders (as defined below). The summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of a Reverse Stock Split. This discussion only addresses U.S. Holders who hold common stock as capital assets. It does not purport to be complete and does not address U.S. Holders subject to special tax treatment under the Code, including, without limitation, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign stockholders, stockholders who hold their pre-reverse stock split shares as part of a straddle, hedge or conversion transaction, and stockholders who acquired their pre-reverse stock split shares pursuant to the exercise of employee stock options or otherwise as compensation. If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purpose) holding our common stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Stock Splits to them. In addition, the following discussion does not address the tax consequences of the Reverse Stock Splits under state, local and foreign tax laws. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Splits.
For purposes of the discussion below, a “U.S. Holder” is a beneficial owner of shares of the Company’s common stock that for U.S. federal income tax purposes is: (i) an individual citizen or resident of the United

States; (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state therein or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust with respect to which a U.S. court is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions of the trust, or that has a valid election in effect to be treated as a U.S. person under applicable U.S. Treasury Regulations.
The Reverse Stock Splits are expected to constitute a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. A U.S. Holder generally will not recognize gain or loss on the deemed exchange of shares pursuant to the Reverse Stock Split, except potentially with respect to any additional fractions of a share of our common stock received as a result of the rounding up of any fractional shares that otherwise would be issued, as discussed below. Subject to the following discussion regarding a U.S. Holder’s receipt of a whole share of the Company’s common stock in lieu of a fractional share, a U.S. Holder’s aggregate tax basis in the shares of common stock received in the Reverse Stock Split will equal the U.S. Holder’s basis in its old shares of common stock and such U.S. Holder’s holding period in the shares received will include the holding period in its old shares exchanged. The Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered in a recapitalization to shares received in the recapitalization. U.S. Holders of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.
As described above under “Treatment of Fractional Shares,” no fractional shares of the Company’s common stock will be issued as a result of the Reverse Stock Splits. Instead, record holders of our common stock who otherwise would be entitled to receive a fractional share because they hold a number of shares not evenly divisible by the Approved Split Ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share. A U.S. Holder who receives one whole share of the Company’s common stock in lieu of a fractional share may recognize income or gain in an amount not to exceed the excess of the fair market value of such share over the fair market value of the fractional share to which such U.S. Holder was otherwise entitled. The Company is not making any representation as to whether the receipt of one whole share in lieu of a fractional share will result in income or gain to any stockholder, and stockholders are urged to consult their own tax advisors as to the possible tax consequences of receiving a whole share in lieu of a fractional share in the Reverse Stock Splits.
We will not recognize any gain or loss as a result of the proposed Reverse Stock Splits.
THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL U.S. INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLITS AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLITS IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.
Required Vote and Recommendation
Approval and adoption of this Proposal 7 requires the affirmative vote of a majority in voting power of the outstanding shares of our common stock.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR”
THE GRANT OF DISCRETIONARY AUTHORITY TO OUR BOARD OF DIRECTORS TO EFFECT UP TO TWO REVERSE STOCK SPLITS.

PROPOSAL 8: TO APPROVE THE ISSUANCE OF SHARES OF COMMON STOCK BELOW THE NASDAQ MINIMUM PRICE IN EXCESS OF 19.99% OF THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK IN CONNECTION WITH THE COMPANY’S EQUITY LINE OF CREDIT
Overview
On March 30, 2026, we entered into a Common Stock Purchase Agreement (the “ELOC Purchase Agreement”) with Keystone Capital Partners, LLC (“Keystone”), pursuant to which we have the right, but not the obligation, to sell to Keystone, and Keystone is obligated to purchase, up to the lesser of (a) $500,000,000 and (b) 19.99% of our outstanding shares of Common Stock as of the date of the ELOC Purchase Agreement, which number of shares shall be reduced, on a share-for-share basis, by the number of shares of Common Stock issued or issuable pursuant to any transaction or series of transactions that may be aggregated with the transactions contemplated by the ELOC Purchase Agreement under applicable rules of The Nasdaq Capital Market LLC (unless stockholder approval is obtained or applicable sales qualify as “at market” under applicable rules of The Nasdaq Capital Market LLC), from time to time during the period commencing on the effective date of a registration statement registering the resale of shares issuable under the ELOC Purchase Agreement and ending upon termination of the ELOC Purchase Agreement. The purchase price per share for each VWAP Purchase (as defined in the ELOC Purchase Agreement) will be equal to 90% of the lesser of (i) the lowest sale price of the Common Stock on the applicable purchase date and (ii) the volume weighted average price of the Common Stock during the applicable purchase period. As consideration for the Keystone’s irrevocable commitment to purchase shares of Common Stock under the ELOC Purchase Agreement, the Company agreed to issue to Keystone 10,000 shares of the Company’s Series A Convertible Preferred Stock (the “Commitment Shares”).
Our Common Stock is listed on The Nasdaq Capital Market, and as such, the Company is subject to the applicable rules of the Nasdaq, including Nasdaq Listing Rule 5635(d). Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions other than public offerings of greater than 20% of the outstanding common stock or voting power of the issuer prior to the offering for less than the applicable Minimum Price. Under Rule 5635(d), the “Minimum Price” means a price that is the lower of: (i) the closing price immediately preceding the signing of the binding agreement; or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement. Stockholder approval is required because the Company intends, in connection with the ELOC Purchase Agreement, to issue any shares to Keystone in an amount greater than 20% of the outstanding Common Stock as of the date of the ELOC Purchase Agreement for less than the applicable Minimum Price as defined under Nasdaq Listing Rule 5635(d). Because the purchase price per share of Common Stock sold pursuant to the ELOC Purchase Agreement may from time to time be below the Minimum Price as of the date of the ELOC Purchase Agreement, Nasdaq Listing Rule 5635(d) prohibits the Company from issuing 20% or more of its outstanding Common Stock pursuant to the ELOC Purchase Agreement without first obtaining stockholder approval of such issuance. Accordingly, by this Proposal 8, the Company is seeking such stockholder approval to issue shares to Keystone pursuant to the ELOC Purchase Agreement in an amount greater than 20% of the outstanding Common Stock as of the date of the ELOC Purchase Agreement for less than the applicable Minimum Price.
Impact on Stockholders of Approval or Disapproval of this Proposal
If this proposal is approved, the issuance of shares of Common Stock under the ELOC Purchase Agreement, including any shares that may be issued in excess of 20% of the outstanding Common Stock as of the date of the ELOC Purchase Agreement, would result in an increase in the number of shares of Common Stock outstanding, and our stockholders will incur dilution of their percentage ownership and voting rights. Because the number of Shares that may be issued to Keystone pursuant to the ELOC Purchase Agreement is determined based on the market price at the time of issuance, the exact magnitude of the dilutive effect cannot be conclusively determined. However, the dilutive effect may be material to our current stockholders.
If the stockholders do not approve this proposal, the Company will be unable to issue any shares to of Common Stock Keystone pursuant to the ELOC Purchase Agreement in an amount greater than 20% of the outstanding Common Stock as of the date of the ELOC Purchase Agreement for less than the applicable Minimum Price. Accordingly, if stockholder approval of this proposal is not obtained, the Company may need to seek alternative sources of financing, which financing may not be available on advantageous terms, or at all, and which may result in the incurrence of additional transaction expenses. The Company expects to receive gross proceeds of up to $500,000,000.00 in connection with the ELOC Purchase Agreement, subject to the stockholders’ approval of this Proposal 8.
The Company’s ability to successfully implement its business plans and ultimately generate value for its stockholders is dependent upon its ability to raise capital and satisfy its ongoing business needs. If the Company is unable to issue shares to Keystone pursuant to the ELOC Purchase Agreement in an amount greater than 20% of the outstanding Common Stock as of the date of the ELOC Purchase Agreement for less than the applicable Minimum Price, it may be unable to fully satisfy its ongoing business needs on the terms or timeline it anticipates, if at all, the effect of which could materially and adversely impact future operating results, and result in a delay in or modification or abandonment of our business plans.
Vote Required; Board Recommendation
The affirmative vote of the holders of a majority of the votes cast at the Annual Meeting will be required to approve this proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” ISSUANCE OF SHARES OF COMMON STOCK BELOW THE NASDAQ MINIMUM PRICE IN EXCESS OF 19.99% OF THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK IN CONNECTION WITH THE COMPANY’S EQUITY LINE OF CREDIT.

PROPOSAL 9: TO APPROVE THE ISSUANCE OF SHARES OF COMMON STOCK BELOW THE NASDAQ MINIMUM PRICE IN EXCESS OF 19.99% OF THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK IN CONNECTION WITH THE CONVERSION OF THE COMPANY’S SERIES A CONVERTIBLE PREFERRED STOCK OR EXERCISE OF RELATED WARRANTS
Overview
On March 30, 2026, we entered into a Securities Purchase Agreement (the “Preferred Stock Purchase Agreement”) with certain institutional investors (collectively, the “Preferred Investors”), pursuant to which the Company agreed to issue and sell to the Preferred Investors in a private placement (the “Private Placement”), at an initial closing, (i) 11,411.5 shares of the Company’s newly designated Series A Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), with a stated value of $1,000 per share, convertible into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at an initial conversion price of $0.5812 per share, subject to adjustment as set forth in the Certificate of Designations filed by the Company with the Secretary of State of the State of Delaware on March 30, 2026 (the “Certificate of Designations”), and (ii) warrants to purchase up to 24,542,982 shares of Common Stock (the “Warrants”).
The Certificate of Designations sets forth the rights and terms of the Series A Preferred Stock, including, among other things, the price at which the Series A Preferred Stock converts into shares of Common Stock. The initial conversion price pursuant to the Certificate of Designations is $0.5812 per share, which is higher that the Minimum Price (defined below) as of the date of the Private Placement. The Certificate of Designations also provides for alternate conversion prices upon the occurrence of certain events related to the Company, which alternate conversion prices may from time to time be lower than the Minimum Price.
The initial exercise price of the Warrants is $0.5812, subject to adjustment, and the Warrants are exercisable at any time after the six-month anniversary of the issuance date and until the third anniversary thereof. The exercise price of the Warrants is subject to full ratchet anti-dilution protection upon the issuance of shares of Common Stock or Common Stock equivalents (other than certain excluded securities) at a price per share below the then-effective exercise price. The exercise price is also subject to adjustment upon certain stock combination events and, after stockholder approval is obtained, is subject to periodic adjustment to the market price of the Common Stock for a period of 180 calendar days. Prior to the date that such stockholder approval is obtained, no adjustment may reduce the exercise price below $0.5812.
Our Common Stock is listed on The Nasdaq Capital Market, and as such, the Company is subject to the applicable rules of the Nasdaq, including Nasdaq Listing Rules 5625(b) and 5635(d). Nasdaq Listing Rule 5635(b) requires the Company to obtain stockholder approval prior to certain issuances with respect to Common Stock or securities convertible into Common Stock which could result in a change of control of the issuer. Generally, Nasdaq interpretations provide that the acquisition of 20% of the shares of an issuer by one person or group of affiliated persons may be considered a change of control of such issuer. Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions other than public offerings of greater than 20% of the outstanding common stock or voting power of the issuer prior to the offering for less than the applicable Minimum Price. Under Rule 5635(d), the “Minimum Price” means a price that is the lower of: (i) the closing price immediately preceding the signing of the binding agreement; or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement. The Company is obligated, under the Preferred Stock Purchase Agreement, to seek stockholder approval so that the Company may, upon the conversion of the Series A Preferred Stock at an alternate conversion price and/or the exercise of the Warrants at an alternate exercise price, issue any shares to the Preferred Investors in an amount greater than 20% of the outstanding Common Stock as of the date of the Preferred Stock Purchase Agreement for less than the applicable Minimum Price as defined under Nasdaq Listing Rule 5635(d). Because the alternate conversion price and/or exercise price may from time to time be below the Minimum Price as of the date of the Preferred Stock Purchase Agreement, Nasdaq Listing Rule 5635(d) prohibits the Company from issuing 20% or more of its outstanding Common Stock upon such a conversion or exercise without first obtaining stockholder approval of such issuance. Accordingly, by this Proposal 9, the Company is seeking such stockholder approval to issue shares of Common Stock to the Preferred Investors upon the conversion of the Series A Preferred Stock and/or exercise of the Warrants in an amount greater than 20% of the outstanding Common Stock as of the date of the Preferred Stock Purchase Agreement for less than the applicable Minimum Price.
Impact on Stockholders of Approval or Disapproval of this Proposal
If this proposal is approved, the issuance of shares of Common Stock upon conversion of the Series A Preferred Stock at an alternate conversion price and/or upon the exercise of the Warrants at an alternate exercise price would result in an increase in the number of shares of Common Stock outstanding, and our stockholders will incur dilution of their percentage ownership and voting rights. Because the alternate conversion price and/or exercise price may be determined based on the market price at the time of issuance, the exact magnitude of the dilutive effect cannot be conclusively determined. However, the dilutive effect may be material to our current stockholders.
If the stockholders do not approve this proposal, the Preferred Investors may not be able to convert their shares of Series A Preferred Stock at an alternate conversion price or exercise their Warrants at an alternate exercise price. Additionally, if stockholders do not approve this proposal at the Special Meeting, the Company must also include a proposal to approve this proposal at a subsequent meeting of stockholders to be held within 45 days of the date hereof. In the event that stockholder approval is not obtained at such subsequent meeting, the Company must cause additional meetings of stockholders to be held semi-annually thereafter until such approval is obtained. The Company would bear the costs associated with including this proposal for stockholder approval at subsequent stockholder meetings.
Vote Required; Board Recommendation
The affirmative vote of the holders of a majority of the votes cast at the Annual Meeting will be required to approve this proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” TO APPROVE THE ISSUANCE OF SHARES OF COMMON STOCK BELOW THE NASDAQ MINIMUM PRICE IN EXCESS OF 19.99% OF THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK IN CONNECTION WITH THE CONVERSION OF THE COMPANY’S SERIES A CONVERTIBLE PREFERRED STOCK OR EXERCISE OF RELATED WARRANTS

PROPOSAL 10: TO APPROVE AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO PERMIT OUR STOCKHOLDERS TO TAKE ACTION BY WRITTEN CONSENT IN LIEU OF A MEETING
The Board is requesting stockholder approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to permit the Company’s stockholders to take action by written consent in lieu of a meeting, subject to the limitations and requirements set forth in the General Corporation Law of the State of Delaware (“DGCL”) and the Company’s bylaws. The text of the proposed Certificate of Amendment of the Amended and Restated Certificate of Incorporation is attached hereto as Appendix D.
Under the DGCL, unless otherwise provided in a corporation’s certificate of incorporation, any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing setting forth the action so taken are signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize such action at a meeting at which all shares entitled to vote thereon were present and voted. Article IX of the Company’s Amended and Restated Certificate of Incorporation currently does not permit stockholders to take action by written consent.
Purpose of the Amendment
The Board believes that permitting stockholders to take action by written consent would provide the Company and its stockholders with increased flexibility and efficiency by allowing stockholder action to be taken without the delay and expense of convening a meeting of stockholders. Enabling action by written consent may permit the Company to respond more quickly to circumstances requiring stockholder approval and reduce administrative and related costs associated with holding stockholder meetings. The Board further believes that permitting action by written consent is consistent with the Board’s goal of maintaining governance provisions that promote stockholder engagement and responsiveness.
The Board believes that this change appropriately balances enhanced stockholder rights with the existing protections under Delaware law, the Company’s organizational documents, and any applicable requirements relating to preferred stock. Accordingly, the Board has determined that the proposed amendment is advisable and in the best interests of the Company and its stockholders.
Effects of the Amendment
If Proposal 10 is approved and becomes effective, stockholders would be permitted to act by written consent in lieu of a meeting, subject to the requirements of the DGCL and any procedures set forth in the Company’s bylaws. Any action taken by written consent would require the same stockholder approval as would be required if such action were taken at a duly called meeting of stockholders. This change would enhance stockholder flexibility by enabling stockholders to act more efficiently.
Enabling action by written consent would not eliminate the Company’s ability to call stockholder meetings, and annual meetings of stockholders would continue to be held in accordance with applicable law and the Company’s governing documents.
Vote Required; Board Recommendation
The affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2∕3%) in voting power of the stock of the Corporation entitled to vote thereon will be required to approve this proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO PERMIT OUR STOCKHOLDERS TO TAKE ACTION BY WRITTEN CONSENT IN LIEU OF A MEETING.

PROPOSAL 11: TO APPROVE AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO REMOVE THE TWO-THIRDS SUPERMAJORITY CONSENT REQUIREMENTS FOR CERTAIN MATTERS FROM OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
The Board is requesting stockholder approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to remove the two-thirds supermajority vote requirements in Article XI and Article XII to facilitate future stockholder consent subject to the limitations and requirements set forth in the General Corporation Law of the State of Delaware (“DGCL”) and the Company’s bylaws. The text of the proposed Certificate of Amendment of the Amended and Restated Certificate of Incorporation is attached hereto as Appendix E.
Purpose of the Amendment
The Board believes that the supermajority consent requirements in Article XI and Article XII are no longer necessary and may impede the ability of stockholders to take timely action, including by written consent. Removing these provisions would align the Company’s governance structure more closely with prevailing market practices and ensure that stockholders holding a majority of the voting power can act in accordance with the DGCL.
The Board believes that this change appropriately balances enhanced stockholder rights with the existing protections under Delaware law, the Company’s organizational documents, and any applicable requirements relating to preferred stock. Accordingly, the Board has determined that the proposed amendment is advisable and in the best interests of the Company and its stockholders.
Effects of the Amendment
If Proposal 10 is approved and becomes effective, the amendment would eliminate the existing supermajority voting requirements set forth in Articles XI and XII of the Company’s Amended and Restated Certificate of Incorporation. As a result, actions that previously required the affirmative vote of at least sixty-six and two-thirds percent (66 2∕3%) of the voting power of the outstanding stock would generally require only the affirmative vote of a majority of the voting power of the outstanding stock entitled to vote thereon, unless otherwise required by applicable law or the terms of any outstanding preferred stock.
The Board believes that this change appropriately balances enhanced stockholder rights with the existing protections under Delaware law, the Company’s organizational documents, and any applicable requirements relating to preferred stock. Accordingly, the Board has determined that the proposed amendment is advisable and in the best interests of the Company and its stockholders.
Vote Required; Board Recommendation
The affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2∕3%) in voting power of the stock of the Corporation entitled to vote thereon will be required to approve this proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO REMOVE THE TWO-THIRDS SUPERMAJORITY CONSENT REQUIREMENTS FOR CERTAIN MATTERS FROM OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

STOCKHOLDER PROPOSALS
Stockholder Proposals for 2027 Annual Meeting
Any stockholder proposals submitted for inclusion in our proxy statement and form of proxy for our 2027 annual meeting of stockholders in reliance on Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received by us no later than December 24, 2026 in order to be considered for inclusion in our proxy statement and form of proxy. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal shall be mailed to: SmartKem, Inc., Manchester Technology Centre, Hexagon Tower, Delaunays Road, Blackley, Manchester, M9 8GQ U.K., Attention: Secretary.
Our bylaws state that a stockholder must provide timely written notice of any nominations of persons for election to our Board or any other proposal to be brought before the meeting together with supporting documentation as well as be present at such meeting, either in person or by a representative. For our 2027 annual meeting of stockholders, a stockholder’s notice shall be timely received by us at our principal executive office no later than [•], 2027 and no earlier than [•], 2026; provided, however, that in the event the annual meeting is scheduled to be held more than thirty (30) days before the anniversary date of the immediately preceding annual meeting of stockholders (the “Anniversary Date”) or more than seventy (70) days after the Anniversary Date, a stockholder’s notice shall be timely if received by our Secretary at our principal executive office not earlier than the close of business on the one hundred twentieth (120th) day prior to the scheduled date of such annual meeting of stockholders and not later than the close of business on the later of (i) the ninetieth (90th) day prior to the scheduled date of such annual meeting of stockholders; and (ii) the tenth (10th) day following the day on which such public announcement of the date of such annual meeting of stockholders is first made by us. Proxies solicited by our Board will confer discretionary voting authority with respect to these nominations or proposals, subject to the SEC’s rules and regulations governing the exercise of this authority. Any such nomination or proposal shall be mailed to: SmartKem, Inc., Manchester Technology Centre, Hexagon Tower, Delaunays Road, Blackley, Manchester, M9 8GQ U.K., Attention: Secretary.
In addition to satisfying the foregoing requirements pursuant to the Company’s bylaws, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than [•], 2027. The supplemental notice and information required under Rule 14a-19 is in addition to the applicable advance notice requirements under our bylaws as described in this section and it shall not extend any such deadline set forth under our bylaws.
ANNUAL REPORT
Copies of our Annual Report on Form 10-K (including audited financial statements) filed with the SEC may be obtained without charge by writing to SmartKem, Inc., Manchester Technology Centre, Hexagon Tower, Delaunays Road, Blackley, Manchester, M9 8GQ U.K., Attention: Secretary. A request for a copy of our Annual Report on Form 10-K must set forth a good-faith representation that the requesting party was a holder of record or a beneficial owner of our common stock on April 14, 2025. Exhibits to the Annual Report on Form 10-K will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.
Our audited financial statements for the fiscal year ended December 31, 2025 and certain other related financial and business information are contained in our Annual Report on Form 10-K, which is being made available to our stockholders along with this Proxy Statement, but which is not deemed a part of the proxy soliciting material.
HOUSEHOLDING OF ANNUAL MEETING MATERIALS
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of this Proxy Statement to any stockholder upon written or oral request to: SmartKem, Inc., Manchester Technology

Centre, Hexagon Tower, Delaunays Road, Blackley, Manchester, M9 8GQ U.K., Attention: Secretary, or by phone at +44 161 721 1514. Any stockholder who wants to receive a separate copy of this Proxy Statement, or of our proxy statements or annual reports in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the address and phone number above.
OTHER MATTERS
As of the date of this Proxy Statement, the Board does not intend to present at the Annual Meeting of Stockholders any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter requiring a vote of the stockholders should come before the meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.
By Order of the Board of Directors
/s/ Ian Jenks

Ian Jenks
Chairman and Chief Executive Officer
[•], 2026
Manchester, United Kingdom

Appendix A
CERTIFICATE OF AMENDMENT TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
SMARTKEM, INC.
SmartKem, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:
FIRST:   That a resolution was duly adopted on [•], 2026, by the Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth an amendment to the Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment at the annual meeting of stockholders held on [•], 2026, in accordance with Section 242 of the General Corporation Law of the State of Delaware. The proposed amendment set forth as follows:
Resolved that Paragraph A, of Article IV, of the Charter be replaced in its entirety to read as follows:
A.
The total number of shares of all classes of capital stock that the Corporation is authorized to issue is 5,010,000,000 shares which shall be divided into two classes of stock to be designated “Common Stock” and “Preferred Stock”. The total number of shares of Common Stock that the Corporation is authorized to issue is 5,000,000,000 shares, par value $0.0001 per share. The total number of shares of Preferred Stock that the Corporation is authorized to issue is 10,000,000 shares, par value $0.0001 per share. Subject to the rights of the holders of any series of Preferred Stock, the number of authorized shares of any of the Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL, and no vote of the holders of any of the Common Stock or Preferred Stock voting separately as a class shall be required therefor.

SECOND:   That said amendment will have an Effective Time of 12:01 AM, Eastern Time, on [•], 2026
IN WITNESS WHEREOF, the undersigned has executed this Amendment as evidence of its adoption by the Board of Directors of the Company on the date set forth above.
SMARTKEM, INC.
By:	/s/ Ian Jenks
	Name:	Ian Jenks
	Title:	Chief Executive Officer
	Date:	[•]

A-1

Appendix B
AMENDMENT TO THE
SMARTKEM, INC.
2021 EQUITY INCENTIVE PLAN
Dated: [•], 2026
WHEREAS, the Board of Directors (the “Board”) of SmartKem, Inc., a Delaware corporation (the “Company”) heretofore established the SmartKem, Inc. 2021 Equity Inventive Plan, as amended by that certain Amendment to the Plan dated [•], 2026 (as so amended, the “Plan”);
WHEREAS, after giving effect to increases in accordance with the “evergreen” provisions of the Plan, the maximum number of shares of common stock of the Company (“Common Stock”) currently available for grants of “Awards” (as defined under the Plan) (not counting shares of Common Stock that have previously been issued pursuant to the Plan or that are the subject of outstanding Awards under the Plan), is 1,643,692;
WHEREAS, after taking into account Awards granted under the Plan to date, there are currently [•] shares of Common Stock remaining available for additional Awards under the Plan;
WHEREAS, to ensure that a sufficient number of shares of Common Stock are available under the Plan to properly incentivize those eligible to participate in the Plan, including future eligible participants, the Board believes it to be in the best interests of the Company and its shareholders to increase the number of shares of Common Stock available for grants of Awards thereunder by 500,930 additional shares of Common Stock (the “Additional Reserved Shares”) (from 1,643,692 to 2,144,622 shares), not counting shares of Common Stock that have previously been issued pursuant to the Plan or that are the subject of outstanding Awards under the Plan;
WHEREAS, the Board further believes it to be in the best interests of the Company and its shareholders that all such Additional Reserved Shares be available for grants of Incentive Stock Options, within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended; and
WHEREAS, Section 19 of the Plan authorizes the Board to amend the Plan, subject to stockholder approval to the extent that such approval is required by applicable law.
NOW, THEREFORE, subject to approval of the Company’s stockholders, the Plan is hereby amended as follows:
1.
Effective the date hereof, Section 3(a) of the Plan is hereby amended in its entirety, to read as follows:

“(a)   Stock Subject to the Plan.   Subject to the provisions of Section 14 of the Plan and the automatic increase set forth in Section 3(b), the maximum aggregate number of Shares that may be issued under the Plan is 2,144,622 Shares. In addition, Shares may become available for issuance under the Plan pursuant to Sections 3(b) and 3(c). The Shares may be authorized, but unissued, or reacquired Common Stock.”
2.
Effective for Fiscal Years (as defined by the Plan) beginning on and after January 1, 2027, Section 3(b) of the Plan is hereby amended in its entirety, to read as follows:

“(b)   Automatic Share Reserve Increase.   Subject to the provisions of Section 14 of the Plan, the number of Shares available for issuance under the Plan will be increased annually on the first day of each Fiscal Year in an amount equal to the least of (i) four percent (4%) of the outstanding Shares (or of the outstanding shares of common stock of any successor to the Company) on the last day of the immediately preceding Fiscal Year; or (ii) such number of Shares determined by the Administrator no later than the last day of the immediately preceding Fiscal Year.”

B-1

IN WITNESS WHEREOF, the undersigned has executed this Amendment as evidence of its adoption by the Board of Directors of the Company on the date set forth above.
SMARTKEM, INC.
By:
/s/ Ian Jenks

Name: Ian Jenks
Title:   Chief Executive Officer
Date:   [•]

B-2

Appendix C
CERTIFICATE OF AMENDMENT TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF SMARTKEM, INC.
SmartKem, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:
FIRST:   That a resolution was duly adopted on [•], 2026, by the Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth an amendment to the Amended and Restated Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment at the annual meeting of stockholders held on [•], 2026 in accordance with Section 242 of the General Corporation Law of the State of Delaware. The proposed amendment set forth as follows:
Article IV of the Amended and Restated Certificate of Incorporation of the Corporation be and hereby is amended by adding the following after the first paragraph of Section A of Article IV:
“Upon effectiveness (“Effective Time”) of this amendment to the Certificate of Incorporation, a one-for-[•]1 reverse stock split (the “Reverse Stock Split”) of the Corporation’s Common Stock shall become effective, pursuant to which each [•] shares of Common Stock outstanding and held of record by each stockholder of the Corporation and each share of Common Stock held in treasury by the Corporation immediately prior to the Effective Time (“Old Common Stock”) shall automatically, and without any action by the holder thereof, be reclassified and combined into one (1) validly issued, fully paid and non-assessable share of Common Stock (“New Common Stock”), subject to the treatment of fractional interests as described below and with no corresponding reduction in the number of authorized shares of our Common Stock. The Reverse Stock Split shall also apply to any outstanding securities or rights convertible into, or exchangeable or exercisable for, Old Common Stock and all references to such Old Common Stock in agreements, arrangements, documents and plans relating thereto or any option or right to purchase or acquire shares of Old Common Stock shall be deemed to be references to the New Common Stock or options or rights to purchase or acquire shares of New Common stock, as the case may be, after giving effect to the Reverse Stock Split.
No fractional shares of Common Stock will be issued in connection with the Reverse Stock Split. If, upon aggregating all of the Common Stock held by a holder of Common Stock immediately following the Reverse Stock Split a holder of Common Stock would otherwise be entitled to a fractional share of Common Stock, the Corporation shall issue to such holder such fractions of a share of Common Stock as are necessary to round the number of shares of Common Stock held by such holder up to the nearest whole share.
Each holder of record of a certificate or certificates for one or more shares of the Old Common Stock shall be entitled to receive as soon as practicable, upon surrender of such certificate, a certificate or certificates representing the largest whole number of shares of New Common Stock to which such holder shall be entitled pursuant to the provisions of the immediately

1
Shall be a whole number equal to or greater than 30 and equal to or lesser than 60, which number is referred to as the “Approved Split Ratio” (it being understood that any Approved Split Ratio within such range shall, together with the remaining provisions of this Certificate of Amendment not appearing in brackets, constitute a separate amendment being approved and adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware). The Board of Directors of the Corporation shall select the Approved Split Ratio prior to the filing of the Certificate of Amendment and any amendment not setting forth the Approved Split Ratio selected by the Board of Directors and included in the Certificate of Amendment filed with the Secretary of State shall be automatically abandoned upon the filing of such Certificate of Amendment

C-1

preceding paragraphs. Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New Common Stock after the Effective Time into which the shares formerly represented by such certificate have been reclassified, subject to adjustment for fractional shares as described above.
SECOND:   That said amendment will have an Effective Time of 12:01 AM, Eastern Time, on [•], 2026
IN WITNESS WHEREOF, the undersigned has executed this Amendment as evidence of its adoption by the Board of Directors of the Company on the date set forth above.
SMARTKEM, INC.
By:
/s/ Ian Jenks

Name: Ian Jenks
Title:  Chief Executive Officer
Date:   [•]

C-2

Appendix D
CERTIFICATE OF AMENDMENT TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
SMARTKEM, INC.
SmartKem, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:
FIRST:   That a resolution was duly adopted on [•], 2026, by the Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth an amendment to the Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment at the annual meeting of stockholders held on [•], 2026, in accordance with Section 242 of the General Corporation Law of the State of Delaware. The proposed amendment set forth as follows:
Article IX of the Amended and Restated Certificate of Incorporation of the Corporation be and hereby is replaced in its entirety to read as follows:
Except as otherwise provided in the terms of any series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation may either be effected at an annual or special meeting of the stockholders or by written consent in lieu of a meeting.
THIRD:   That said amendment will have an Effective Time of 12:01 AM, Eastern Time, on [•], 2026
IN WITNESS WHEREOF, the undersigned has executed this Amendment as evidence of its adoption by the Board of Directors of the Company on the date set forth above.
SMARTKEM, INC.
By:
/s/ Ian Jenks

Name: Ian Jenks
Title:  Chief Executive Officer
Date:  [•]

D-1

Appendix E
CERTIFICATE OF AMENDMENT TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
SMARTKEM, INC.
SmartKem, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:
FIRST:   That a resolution was duly adopted on [•], 2026, by the Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth an amendment to the Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment at the annual meeting of stockholders held on [•], 2026, in accordance with Section 242 of the General Corporation Law of the State of Delaware. The proposed amendment set forth as follows:
Article XI of the Amended and Restated Certificate of Incorporation of the Corporation be and hereby is replaced in its entirety to read as follows:
The Corporation reserves the right at any time from time to time to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and any other provisions authorized by the DGCL may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons.
SECOND:   That a resolution was duly adopted on [•], 2026, by the Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth an amendment to the Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment at the annual meeting of stockholders held on [•], 2026, in accordance with Section 242 of the General Corporation Law of the State of Delaware. The proposed amendment set forth as follows:
Article XII of the Amended and Restated Certificate of Incorporation of the Corporation be and hereby is replaced in its entirety to read as follows:
In furtherance and not in limitation of the powers conferred upon it by law, the Board is expressly authorized and empowered to adopt, amend and repeal the Bylaws.
THIRD:   That said amendment will have an Effective Time of 12:01 AM, Eastern Time, on [•], 2026
IN WITNESS WHEREOF, the undersigned has executed this Amendment as evidence of its adoption by the Board of Directors of the Company on the date set forth above.
SMARTKEM, INC.
By:
/s/ Ian Jenks

Name:
Ian Jenks

Title:
Chief Executive Officer

Date:
[•]

E-1

SMARTKEM, INC.ATTN: BARBRA KECK, CFO 3 GERMAY DRIVEUNIT 4 #1029 WILMINGTON, DE 19804 SCAN TO VIEW MATERIALS & VOTEVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 22, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/SMTK2026You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 22, 2026. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:T00350-P54104KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYSMARTKEM, INC.The Board of Directors recommends you vote FOR the following proposals:1.Election of Directors (Class II to serve until the 2029 Annual Meetingof Stockholders)ForWithholdNominees: 1a.Klaas de Boer!!1b.Sriram Peruvemba!!For Against Abstain2.To approve, on an advisory basis, the executive compensationprogram for the Company’s named executive officers, as described! ! !in the Proxy Statement.The Board of Directors recommends you vote 1 Year on 1 Year 2 Years 3 Years Abstain the following proposal:3.To approve, on an advisory basis, the frequency atwhich future stockholders advisory votes on executive! ! ! !compensation should occur. 7.To approve up to two amendments to our Amended and RestatedCertificate of Incorporation to grant discretionary authority to ourBoard of Directors to effect up to two reverse stock splits (includedas Appendix C to the Proxy Statement).8.To approve the issuance of shares of Common Stock below theNasdaq minimum price in excess of 19.99% of the Company’sissued and outstanding Common Stock in connection with theCompany’s Equity Line of Credit.9.To approve the issuance of shares of Common Stock below theNasdaq minimum price in excess of 19.99% of the Company’sissued and outstanding Common Stock in connection with theconversion of the Company’s Series A convertible preferred stock For Against Abstain! ! !! ! !! ! ! The Board of Directors recommends you vote FOR the following proposals:4.To ratify the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the year ending December 31, 2026. 5.To approve an amendment to our Amended and Restated Certificate of Incorporation, to increase the number of shares of Common Stock that the Company is authorized to issue from 300,000,000 to 5,000,000,000 shares (included as Appendix A to the Proxy Statement). 6.To approve an amendment to our 2021 Equity Incentive Plan (the “Plan”) to increase the number of shares of Common Stock that the Company is authorized to issue pursuant to the Plan from 1,643,692 to 2,144,622 shares (prior to giving effect to the Reverse Stock Splits) (included as Appendix B to the Proxy Statement). For Against Abstain! ! !! ! !! ! ! or exercise of related warrants.10.To approve an amendment to our Amended and Restated Certificateof Incorporation to permit our stockholders to take action bywritten consent in lieu of a meeting (included as Appendix Dto the Proxy Statement).11.To approve an amendment to our Amended and RestatedCertificate of Incorporation to remove the two-thirds supermajorityconsent requirements for certain matters from our Amended andRestated Certificate of Incorporation (included as Appendix E tothe Proxy Statement).12.To consider any other matters that may properly come before theAnnual Meeting, including any adjournment or postponementthereof. ! ! !! ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.T00351-P54104SMARTKEM, INC.Annual Meeting of StockholdersJune 23, 2026 10:00 AMThis proxy is solicited by the Board of DirectorsThe stockholder(s) hereby appoint(s) Ian Jenks and Barbra C. Keck, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of SmartKem, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually via the Internet at www.virtualshareholdermeeting.com/SMTK2026, at 10:00 AM, Eastern Time on Tuesday, June 23, 2026, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side